UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

STRATEGIC REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

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This filing contains materials that Strategic Realty Trust, Inc. posted on its web site on November 26, 2013.

Important Additional Information:

SRT has filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”). Shareholders are urged to read the definitive proxy statement and other publicly-filed proxy materials as they become available, because they contain important information. SRT, its independent directors and its executive officers are, and SRT Advisor, LLC and Glenborough, LLC may be deemed to be, participants in such solicitation. Stockholders may obtain additional information regarding such participants and their interests from the definitive proxy statement and other publicly-filed proxy materials as they become available and from SRT’s periodic reports filed with the SEC. SRT’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov.

Forward Looking Statements:

This material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can be generally identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “strive,” “continue” or other similar words. Readers of this material should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this material. Factors that could cause or contribute to such differences include, but are not limited to, the outcome of litigation that may be associated with the hostile takeover attempt and difficulties and delays with property dispositions. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. In particular, statements pertaining to our capital resources, portfolio performance, dividend policy and results of operations contain forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

Strategic Realty Trust, Inc.

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Thompson and his friends consistently attempt to blame the Board for all his mistakes while his company was the advisor.

The Security Regulators, FINRA, have charged Tony Thompson with misleading investors in a number of his sponsored investments.

In 2012 and 2013 the Company's auditor said they refused to rely on Thompson's representations.

What makes you think he is telling the truth this time?

What is the truth behind each of his claims?

Please take the time to read all the facts and review the documents that prove the facts.

Topics (Click on topic to see information)

The truth about the auditors finding Thompson taking fees not yet earned.

Did Thompson really make $32,000,000 in fees and reimbursements from the Company?

What did FINRA say about Thompson?

Did the Lahaina purchase cause the KeyBank Line of Credit Default which triggered the cessation of the dividends?

Did Thompson National Properties mislead the Independent Directors on the Lahaina Purchase?

What were the problems and risks of the Lahaina property and loan?

The facts about Thompson's "19% interest financing plan" to solve the KeyBank default

Did Thompson and his affiliates really loan money to the REIT at 12-14pct interest?

Why has the annual shareholders meeting been delayed?

Important Additional Information:
SRT has filed a definitive proxy statement and related materials with the Securities and Exchange Commission ("SEC"). Shareholders are urged to read the definitive proxy statement and other publicly-filed proxy materials as they become available, because they contain important information. SRT, its independent directors and its executive officers are, and SRT Advisor, LLC and Glenborough, LLC may be deemed to be, participants in such solicitation. Stockholders may obtain additional information regarding such participants and their interests from the definitive proxy statement and other publicly-filed proxy materials as they become available and from SRT's periodic reports filed with the SEC. SRT's proxy materials and other SEC filings may be accessed without charge at the SEC's website at www.sec.gov.

Forward Looking Statements:
This material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can be generally identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "strive," "continue" or other similar words. Readers of this material should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this material. Factors that could cause or contribute to such differences include, but are not limited to, the outcome of litigation that may be associated with the hostile takeover attempt and difficulties and delays with property dispositions. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. In particular, statements pertaining to our capital resources, portfolio performance, dividend policy and results of operations contain forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

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The truth about the auditors finding Thompson taking fees not yet earned.

- During the second quarter of 2012 the Company and McGladrey LLP, the Company's auditors, found that Thompson National Properties was prepaying fees to itself prior to earning such fees.
- On August 20, 2012 McGladrey notified the Company that it would no longer be able to rely upon the representations of Anthony Thompson, the CEO at the time.
- Company CEO and CFO must sign representation letters about the business and its finances each quarter to the auditors of public filing companies.

SEE THE 8-K FILED WITH THE SEC AND READ THE MCGLADERY LETTER CONFIRMING THE ABOVE FACTS

- After the audit firm found TNP taking fees early, Thompson then wanted to fire the auditors in the middle of the year.
- McGladrey was eventually terminated by the Company after completing the 2012 audit.
- The audit fees for 2012 were extraordinarily high due to the audit firm having to increase the scope of the audit, as one would expect, after finding payments to the sponsor before they were earned.
- In an August 16, 2013 press release Mr. Thompson claims that Thompson National Properties recommended firing McGladrey six months before they were released by the Company. That would be about October 2012. So, after McGladrey found TNP taking fees early, he wanted to fire the auditors.
- With the hiring of Moss Adams, the Company is on its fourth audit firm since its founding just a few years ago.

If the McGladrey LLP (the auditors) and FINRA don't trust Thompson...should you?

Did Thompson National Properties really make $32,000,000 in fees and reimbursements from the Company?

Fact:

Yes

Thompson and his affiliates have received over $32,300,000 in fees and reimbursements from the Company (of which approximately $5,489,000 consisted of selling commissions and approximately $4,948,000 consisted of dealer manager fees, a portion of which we believe were re-allowed to participating broker-dealers).

Fees and Reimbursements to Thompson National Properties and Affiliates ("TNP")
Source: Company SEC filings

Expensed	Total	2013 6 mos	2012	2011	2010	2009
Asset management fee	-	-	-	(213,000)	204,000	9,000
Reimbursement of operating expenses	1,703,000	73,000	958,000	459,000	177,000	36,000
Acquisition expense	1,761,000	-	-	-	1,353,000	408,000
Acquisition fees	7,089,000	13,000	3,369,000	2,484,000	1,021,000	202,000
Property Management Fees	2,566,000	691,000	1,174,000	492,000	204,000	5,000
Guaranty fees	324,000	19,000	51,000	104,000	100,000	50,000
Disposition fees	1,142,000	924,000	130,000	88,000	-	-
Interest Expense	51,000	-	20,000	31,000		
Subtotal	14,636,000	1,720,000	5,702,000	3,445,000	3,059,000	710,000
Capitalized	-					
Financing coordination fees	811,000	-	811,000	-	-	-
Leasing fees	475,000	143,000	244,000	88,000	-	-
Loan origination fees	49,000	-	-	49,000		
Subtotal	1,335,000	143,000	1,055,000	137,000	-	-
Subtotal	15,971,000	1,863,000	6,757,000	3,582,000	3,059,000	710,000
Additional Paid in Capital	-					
Selling commissions	5,489,000	32,000	3,062,000	2,395,000	incl below	incl below
Dealer manager fees	4,948,000	15,000	1,411,000	1,034,000	2,068,000	420,000
Organization and offering costs	5,949,000	7,000	1,348,000	750,000	2,265,000	1,579,000
Subtotal	16,386,000	54,000	5,821,000	4,179,000	4,333,000	1,999,000
	-					
Total fees and reimbursements to TNP	$ 32,357,000	1,917,000	12,578,000	7,761,000	7,392,000	2,709,000

SEE ACTUAL SEC FILING CLICK HERE

FINANCIAL INDUSTRY REGULATORY AUTHORITY

OFFICE OF HEARING OFFICERS

Department of Enforcement,

Complainant,

v.

Anthony Warren Thompson,
(CRD No. 445556)

TNP Securities, LLC,
(CRD No. 149178)

[redacted]

[redacted]

Respondents.

DISCIPLINARY PROCEEDING
No. 2011025785602

COMPLAINT

The Department of Enforcement alleges:

SUMMARY

1. In February 2008, Respondent Anthony W. Thompson (Thompson) formed [redacted] an entity through which Thompson intended to conduct business as a large-scale commercial real estate investor. In July 2009, TNP Securities, LLC (TNP Securities or Firm), a wholly owned subsidiary of TNP, became the FINRA member broker-dealer through which TNP and Thompson conducted TNP business. Thompson serves as Chief Executive Officer of TNP and was CEO of TNP Securities from July 2009 to June 2012. From in or about March 2011 to January 2013, Respondent [redacted] acted as Chief Financial Officer (CFO) and/or president of TNP.

2. From 2008 through 2012, TNP, Thompson, and TNP Securities conducted a series of private placements of securities to raise operating capital for TNP through wholly-owned subsidiaries of TNP - the TNP 12% Notes Program, LLC (12% Notes LLC); TNP 2008 Participating Notes Program, LLC (PNotes LLC); and TNP Profit Participation Program, LLC (PPP Notes, LLC) (collectively, the Guaranteed Notes LLCs). To induce investors to fund Thompson's real estate ventures, the promissory notes offerings featured an express guaranty of principal and interest by TNP (12% Notes, PNotes, and PPP Notes; collectively, Guaranteed Notes).

3. As alleged below in paragraphs 33 through 72, the offering materials issued by the three Guaranteed Notes LLCs in connection with the promissory note offerings failed to disclose or omitted material facts concerning the TNP venture and the Guaranteed Notes LLCs during the respective offering periods. Expressly to assist potential investors in evaluating the guaranty offered by TNP, the private placement memorandum (PPM) for 12% Notes and the PNotes included an unaudited TNP balance sheet. The TNP balance sheet, dated April 30, 2008, included in the PPM for the 12% Notes LLC showed that TNP had approximately $8.5 million in total equity. Likewise, the TNP balance sheet, dated September 2008, included in PPM for the PNotes LLC showed that TNP had approximately $5 million in total equity.

4. By December 31, 2008, however, TNP had no more than $1,272,000 in total equity, and had suffered losses of ($8,461,000.00) in its first 11 months of operation. Consequently, by no later than January 1, 2009, the increasing operating losses and declines in total equity that TNP suffered comprised material changes in the financial condition of TNP that only worsened as time went on. During the offering periods for 12% Notes and PNotes, losses in 2009 of ($25,645,000.00) took the company's equity to ($13,580,000.00). Potential investors,

however, saw only the PPM balance sheets that reflected total equity of either $8.5 million or $5 million, respectively. Despite issuing multiple supplements to the offering materials, neither 12% LLC nor PNotes LLC disclosed TNP's negative financial performance during their respective offering periods.

5. As TNP struggled, so did both 12% LLC and PNotes LLC. Both issuers had declining equity and operating losses, resulting, in part, from non-performing loans made by Thompson from 12% Notes or PNotes to TNP or TNP affiliates, as described below. Strapped for cash, the 12% Notes and PNotes made investor distributions from offering proceeds. During the respective offering periods, neither 12% LLC nor PNotes LLC disclosed either their poor performance to potential investors, or that funds raised from investors would be used to make "interest" payments to themselves and other investors.

6. In 2009, TNP lost at least ($25 million) and had negative total equity of ($13.5 million). By April 2010, when Thompson, through TNP and TNP Securities, began offering PPP Notes, TNP had lost another $7 million in the first quarter of 2010 and its total equity had dropped to negative ($18 million). Unlike the prior guaranteed note offerings, however, the PPM for the PPP Notes offering, dated April 26, 2010, did not include a TNP balance sheet, which would have reflected its sizeable negative equity. Instead, the PPP Notes PPM stated generally that TNP had lost money since its inception. The PPP Notes PPM failed to disclose the magnitude of TNP's losses.

7. The PPP Notes PPM also stated generally that the prior notes programs, *i.e.*, 12% Notes and PNotes, were performing at or above expectations but it failed to disclose the declines in total equity each sustained, the cash flow shortages, use of investor funds for distributions, and portfolio losses, such as losses related to loans to the affiliate Bruin Fund, described below.

8. Thus, none of the PPMs for the 12% Notes LLC, PNotes LLC or PPP Notes LLC, nor their supplements, disclosed the increasing likelihood that TNP would not be able to meet the proffered guaranties of principal and interest or provided prospective investors with sufficient material information regarding the financial performance and condition of TNP or the Guaranteed Notes LLCs for an investor to be able to assess the risk that the Notes would default and TNP would abandon its "guaranty."

9. Separately, in October 2010, six months after the PNotes offering closed, TNP, through Thompson, commenced a post-offering proxy solicitation to provide Thompson with increased discretion in managing the PNotes LLC to use greater amounts of investor proceeds to fund the operations of TNP or its affiliates. The proxy solicitation materials failed to disclose adequately, however, the current status of affiliate transactions, including the amount of funds already invested by PNotes in TNP affiliates; the true terms of those loans and investments as to accrued interest and extended maturities; and a default and foreclosure in TNP's first affiliate offering, a fund known as Bruin Fund, L.P., described below. In that regard, the proxy solicitation materials failed to disclose that the Bruin Fund had defaulted on and lost through foreclosure the only property in its portfolio, which was the first property acquired and managed by Thompson's new business. The proxy solicitation materials further failed to disclose that the foreclosure resulted in a total loss of principal and interest on loans made by 12% LLC and PNotes LLC to the Bruin Fund. Shortly after the proxy concluded, PNotes LLC assigned to TNP its interest in its loan to the Bruin Fund, while the 12% Notes LLC wrote-off its loan and accrued interest. Without knowledge of these material facts, the PNotes investors approved the proxy.

10. Based on the conduct alleged in paragraphs one through eight, Thompson, in connection with 12% Notes, PNotes, and PPP Notes, and TNP Securities in connection with PPP

Notes, violated Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder and, for conduct prior to December 15, 2008, NASD Conduct Rules 2110 and 2120, and for conduct occurring on or after December 15, 2008, FINRA Rules 2010 and 2020. In the alternative, the foregoing conduct constitutes violations of Section 17(a) of the Securities Act of 1933, and by virtue of this conduct, Thompson, and TNP Securities as to PPP Notes, violated NASD Conduct Rule 2110 for conduct prior to December 15, 2008, and FINRA Rule 2010 for conduct occurring on or after December 15, 2008. Based on the conduct alleged in paragraph nine, Thompson engaged in conduct that violates FINRA Rule 2010.

11. TNP Securities also failed to supervise in a reasonable manner the conduct of TNP Securities and its associated persons relating to its private placement business in connection with the PPP Notes LLC offering. The foregoing conduct constitutes violations of FINRA Rule 2010 and NASD Rule 3010 by TNP Securities.

12. TNP and TNP Securities, through Thompson, also failed to provide full, complete and timely responses to Rule 8210 requests for information and documents, while Respondent [redacted] failed and refused to appear for an on-the-record testimony, in violation of FINRA Rules 8210 and 2010.

RESPONDENTS AND JURISDICTION

13. In 1972, Respondent Thompson first became registered with a member broker-dealer. In 1982, he became registered as a General Securities Principal. Between 1986 and 2008, he was registered with Grubb & Ellis Securities, Inc. From September 4, 2008 to November 26, 2008, he was registered with Wilson-Davis & Co, Inc. From January 2, 2009 to July 14, 2009, he was registered with ARI Financial Services, Inc. (ARI). From July 9, 2009 to May 8, 2013, Thompson was registered with TNP Securities as a General Securities Principal.

Thompson currently is associated with TNP Securities as a majority owner, and therefore remains subject to FINRA jurisdiction.

14. In or about February 2008, Thompson formed TNP, a Delaware limited liability company. TNP is a direct owner of TNP Securities, a FINRA member broker-dealer, as reported on Schedule A of the TNP Securities Form BD. TNP is the Managing Member of TNP Securities.

15. In or about November 2008, TNP and Thompson formed TNP Securities, which is a wholly owned subsidiary of TNP. On or about December 16, 2008, TNP Securities submitted a FINRA Membership Application for TNP Securities, LLC, which FINRA approved on or about July 6, 2009. The primary purpose of TNP Securities is to act as a wholesale broker-dealer for offerings of TNP and its affiliated entities.

16. On or about March 14, 2011, Respondent [redacted] became the Chief Financial Officer of TNP. On or about April 19, 2012, he became associated with TNP Securities when [redacted] submitted to FINRA, through TNP Securities, a Uniform Application for Securities Industry Registration (Form U4), and opened a window to take the Series 28 Financial and Operations Limited Principal exam. Although [redacted] failed to complete the exam and is no longer registered or associated with a FINRA member, he remains subject to FINRA's jurisdiction for purposes of this proceeding, pursuant to Article V, Section 4 of FINRA's By-Laws, because (1) the Complaint was filed within two years after the date upon which he ceased to be associated with a FINRA member, namely, February 14, 2013 and (2) the Complaint charges him with failing to appear for on-the-record testimony during the two-year period after the date upon which he ceased to be registered or associated with a FINRA member.

STATEMENT OF FACTS

A. Thompson held key positions at TNP and the Firm

17. Thompson is the sole Managing Member of TNP and has acted as its Chief Executive Officer from its inception to the present. TNP's operating agreement grants Thompson broad powers and discretion, which he consistently exercised in the course of running TNP's businesses. From its inception to on or about June 21, 2012, Thompson was the Chief Executive Officer of TNP Securities.

B. TNP Established a Nationwide Sales and Marketing Effort

18. Under Thompson's direction, TNP established an extensive national sales and marketing infrastructure. TNP executives solicited selling agreements with retail broker-dealers across the U.S., by telephone, personal and email contacts. If a firm was interested and Thompson approved, TNP would send a due diligence package to the firm, usually by overnight courier. In addition, TNP established a nationwide network of external wholesale registered representatives who marketed the TNP offerings to retail broker-dealers in multiple regions across the country. Thompson monitored each of their individual sales efforts closely through weekly email reports and twice-weekly conference calls. Internal wholesale representatives supported the external sales efforts, and coordinated communications, including transmission of due diligence packages for retail representatives to present to customers.

19. Under Thompson's close scrutiny, TNP's executives and external and internal wholesale representatives worked to promote TNP's product to the retail broker-dealers that had signed selling agreements for a TNP-sponsored offering. In addition to telephone and email contact, TNP marketed the offerings through property tours, retail sales seminar presentations to public customers, and participation in retail firm national sales and/or compliance meetings held

around the country with dining and entertainment events. As described below, this coordinated sales efforts resulted in TNP raising approximately $250,000,000.00 from retail investors in less than four years.

20. Approximately $50,000,000.00 of this amount consisted of high-yield promissory notes for which TNP provided a purported guaranty of principal and interest, *i.e.*, 12% Notes, PNotes, and PPP Notes. To assist investors in evaluating the offered guaranties by TNP, the 12% Notes PPM included an unaudited TNP balance sheet, dated April 30, 2008, which showed that TNP, the guarantor, had total equity of approximately $8,505,879.00. The PNotes PPM included an unaudited TNP balance sheet, dated September 30, 2008, which showed that TNP had total equity of approximately $5,393,188.00.

C. <u>TNP Suffers Substantial Operating Losses and Declines in Total Equity But Fails to Disclose Them</u>

21. From nearly the beginning of the enterprise TNP experienced significant operating losses and declines in total equity that went undisclosed to investors. By December 31, 2008, as reported in audited financial statements, TNP's total equity had declined to approximately $1,271,615.00, in connection with a February-to-December total loss of approximately ($8,461,000.00). According to TNP internal accounting statements, by September 31, 2009, TNP's total equity had dropped further to approximately ($5,932,328.47), following a year-to-date loss of approximately ($20,000,000.00). According to audited financials, by the end of the fourth quarter of 2009 (December 31, 2009), TNP's total equity had dropped further to approximately ($13,580,000.00), on a 2009 annual loss of approximately ($25,645,000.00).

22. TNP'S massive losses continued in 2010 and 2011. At the end of the first quarter in 2010 (March 30, 2010), shortly before the 12% Notes and PNotes offerings closed and the PPP Notes offering opened, TNP's net equity had dropped further to approximately ($18,064,835.18), following a first-quarter operating loss of approximately ($7,322,141.00), according to TNP internal accounting statements. Audited financials reported that as of December 31, 2010, TNP's total equity had dropped further to approximately ($29,113,000), on a 2010 annual loss of approximately ($23,673,000.00). Draft audited financials reported that, as of December 31, 2011, TNP's total equity had declined to approximately ($41,194,000.00), following a 2011 annual loss of approximately ($17,091,000.00). Finally, as of September 30, 2012, TNP's internal financial statements report that TNP's total equity had declined to approximately ($47,807,746.56), following a 2012 loss to date of approximately ($11,418,047.00). Attached and incorporated herein is Schedule A, which reflects audited annual and unaudited interim financial statement data for the parent-guarantor, TNP, the 12% Notes LLC, the PNotes LLC, and PPP Notes LLC, and the quarterly and cumulative sales of the three Guaranteed Notes.

23. As described below, despite these massive losses by TNP, the 12% Notes LLC and the PNotes LLC continued using the original PPMs with the April and September 2008 balance sheets, described above, throughout the 12% Notes and PNotes offering periods, *i.e.*, from April 2008 to January 2010 (12% Notes) and from September 2008 to March 2010 PNotes), respectively. Throughout the offering periods, these offerings continued to assert to investors that TNP offered, in good faith, a guaranty of principal and interest. Even though both issuers filed multiple offering supplements, the offering materials presented to potential investors included only the outdated balance sheets that reflected the guarantor as having positive total

equity. As subsidiaries under TNP's direct control that shared staff with TNP, the issuers knew or were reckless in not knowing of TNP's losses.

D. The TNP enterprise offered several offerings to public investors, including three Guaranteed Notes Programs

24. In or about March 2008 through August 2012, TNP formed at least sixteen subsidiary entities that sponsored offerings through TNP. Among the offerings brought by the TNP family of entities are one public, non-traded REIT; two special purpose closed-end investment funds; approximately ten offerings of interests in single-property entities; and four note offerings. Three of the note offerings, 12% Notes, PNotes, and PPP Notes, feature a guaranty of principal and interest by TNP, as described below in paragraphs 33, 42, and 62, respectively.

The Bruin Fund, L.P.

25. On or about March 3, 2008, TNP commenced its first private placement offering in a TNP affiliate known as the Bruin Fund, L.P. As described below, both 12% Notes LLC and PNotes LLC made loans to the Bruin Fund, which resulted in losses to both LLCs.

26. According to TNP offering documents, the purpose of the Bruin Fund, a closed-end special purpose fund, was to invest in real estate and other opportunities via real estate loans, operating companies and real property transactions, with no geographic market to represent more than 20% of the portfolio. Although the offering had a maximum raise of $250,000,000.00, the Bruin Fund raised only approximately $1,950,000.00 from eight investors between May and July 2008.

27. In 2008, the Bruin Fund acquired an approximate 90 percent interest in two properties located in Dallas, Texas, (known collectively as Oakwood Towers). According to Bruin Fund offering materials, the aggregate acquisition cost was approximately $13,700,000.00,

of which approximately $9,750,000.00 was financed with a loan and mortgage obtained through an unrelated third party. Oakwood Towers was the Bruin Fund's only asset.

28. Although the Bruin Fund reported that occupancy of the two Dallas properties was 92 percent and 94 percent, the buildings quickly experienced cash flow shortages. According to a TNP post-purchase analysis, occupancy quickly dropped, causing a cash flow shortage, and the buildings required significant improvements immediately to meet building codes and to update "tired" common areas. As described below, the Bruin Fund received loans from both 12% Notes and PNotes to meet cash flow shortages.

29. In June 2009, the 12% Notes LLC twice loaned funds to the Bruin Fund. According to the General Ledger (GL) for the 12% Notes LLC, on or about June 17, 2009, 12% Notes loaned Bruin $83,000.00 for the "Oakwood Tower mortgage;" and, on or about June 24, 2009, $28,000.00 for "Oakwood funding."

30. Next, between September and November 2009, the PNotes LLC loaned funds to the Bruin Fund on four occasions for an approximate aggregate amount of $186,000.00. According to the GL for PNotes LLC, loans were made: on or about September 9, 2009, in an amount of $28,000.00 "for payment of Oakwood mortgage;" on or about October 8, 2009, in an amount of $50,000.00 (same); on or about November 9, 2009, in an amount of $80,000.00 "for pmt oakwood TK [sic] invoice;" and on or about November 10, 2009, in an amount of $28,000.00, "for pmtoakwood [sic] mortgage."

31. In 2010, the Bruin Fund defaulted on at least three payments of the Oakwood Towers mortgage. On or about July 14, 2010, TNP, the Bruin Fund and Thompson received a Notice of Foreclosure. On or about August 4, 2010, the mortgage lender foreclosed.

32. On or about October 27, 2010, PNotes LLC assigned to TNP the principal value *i.e.*, ($186,000.00), of its outstanding loan to Bruin Fund. At or about the same time, 12% Notes LLC wrote off its loan to the Bruin Fund.

12% Notes Program, LLC (12% Notes), a Guaranteed Promissory Note

33. On or about June 10, 2008, TNP commenced a private placement offering of promissory notes (12% Notes), in connection with the 12% Notes LLC. The 12% Notes featured an unconditional guaranty by TNP of principal and interest payments to 12% Notes investors. According to its PPM, the purpose of the 12% Notes offering generally was to fund loans to or make equity investments in TNP or its affiliates, *i.e.*, to provide working capital for TNP. Between June 10, 2008 and January 6, 2010, the 12% Notes program raised approximately $21,599,537.23 from public investors, as reflected on Schedule A.

34. Interest payments on the 12% Notes were to be paid quarterly at an annual rate of 12 percent. The 12% Notes were due to mature in 2011, subject to two extensions of one year, at TNP's discretion. In 2011 and 2012, TNP extended the due dates for the 12% Notes, resulting in a due date of June 10, 2013. In October 2012, Thompson reported that the maturity date for the 12% Notes was extended further to June 2016, pursuant to a post-offering proxy solicitation.

35. The offering materials for the 12% Notes offering comprised the private placement memoranda, dated June 10, 2008, and two supplements issued during the offering period, dated July 25, 2008 and June 25, 2009 (Offering Materials). Thompson participated in the drafting of the 12% Notes Offering Materials and reviewed and approved the materials for distribution to prospective investors. Between on or about June 10, 2008 and January 6, 2010, TNP, through Thompson, issued and distributed the Offering Materials for the 12% Notes

offering through the means and instrumentalities of interstate commerce, as described above in paragraphs 18 and 19.

36. As alleged above, the 12% Notes PPM provided that TNP unconditionally guaranteed the payment of interest and repayment of principal. To facilitate the evaluation of the proffered guaranties by potential investors, the 12% PPM included an unaudited consolidated TNP balance sheet, dated April 30, 2008, which reflected that TNP had total assets of approximately $10,098,249.00 and total equity of approximately $8,505,879.00. The 12% Notes PPM further provided that the 12% Notes LLC was newly formed, had limited capital and had not yet identified or made any investments.

37. Between in or about December 2008 and December 2009, the 12% Notes LLC made 88 loans to TNP, in an approximate aggregate amount of $19,500,000.00, all of which remain outstanding to date except approximately $220,000.00. The majority of the loans made to TNP by 12% Notes LLC initially were short-term loans, *i.e.*, 12 months or less in duration. These loans provided for monthly interest payments, but the majority of the loans did not pay interest until after January 2010. In or about September 2011, the 88 loans to TNP were consolidated and the maturity extended to June 2012. The 12% Notes LLC also made a few loans to TNP affiliates, including two loans to the Bruin Fund, in an approximate aggregate amount of $111,000.00, described above in paragraph 29. In or about August 2010, the 12% Notes LLC wrote-off the Bruin Fund loans and the accrued interest, upon the Bruin Fund property's foreclosure.

38. The 12% Notes LLC performed poorly and it suffered undisclosed operating losses and declines in total equity as a result of TNP's and Thompson's business practices, including those described in paragraph 37. TNP's internal accounting reports reflect both initial

negative results and a continuing downward trend for the 12% Notes LLC, as reflected on Schedule A. For 2008, the 12% Notes LLC ended the year with total equity of ($160,702.41) and suffered an annual loss of ($161,701.00). The negative performance of the 12% Notes LLC continued in 2009, for which TNP's internal accounting reports reflect an annual loss of ($844,512.00) and total equity of ($1,005,215.49) at year end. For 2010, internal accounting reports reflect an annual loss of ($1,180,956.00) and total equity of ($2,186,171.80) at year end. For 2011, internal accounting reports for the 12% Notes LLC reflect that it suffered an annual loss of ($644,242.00), and a decline in total equity to ($2,835,805.26.) at year end.

39. During its offering period, between June 10, 2008 and January 6, 2010, TNP and the 12% Notes LLC, through Thompson, continued to market and sell the 12% Notes as a guaranteed offering while, as reflected on Schedule A, TNP's financial condition deteriorated significantly, as set forth in paragraphs 21 and 22, above, and 12% Notes LLC suffered from poor operating performance of its investment portfolio, as set forth in paragraphs 37 and 38, above. Despite poor performance, TNP and the 12% Notes LLC, through Thompson, continued the offering without providing potential investors with any information in the Offering Materials regarding the current status of the financial condition of 12% Notes LLC or its guarantor, TNP, including the current 12% Notes LLC or TNP balance sheet and income statement, or information concerning the performance of 12% Notes LLC investments. By no later than January 1, 2009, the Offering Materials for the 12% Notes omitted material facts necessary to make the statements made regarding the guaranty, the financial condition of TNP and the capital and investment portfolio of 12% Notes LLC, in the light of the circumstances in which they were made, not misleading.

40. As a result of its poor performance, the 12% Notes LLC did not generate sufficient cash flow from investments to make distributions of interest to 12% Notes investors from the results of operations. According to TNP, between in or about June 2008 and January 2010, the 12% Notes LLC used investor proceeds to make distributions of interest due to investors, in the total approximate amount of $1,171,263.00. From on or about June 10, 2008 through January 6, 2010, *i.e.*, the entire offering period, TNP and 12% Notes LLC, through Thompson, failed to disclose in the Offering Materials that investor proceeds would be and were used as a source of funds to make quarterly distributions to 12% Notes investors. These circumstances are material facts necessary to make the statements regarding the guaranty, the financial condition of TNP and the capital and investment portfolio of 12% Notes LLC, in the light of the circumstances in which they were made, not misleading.

41. By mid-July 2011, the 12% Notes LLC began experiencing difficulty in making its quarterly interest distributions of approximately $650,000.00. In or about July 2011 and again in April 2012, the 12% Notes program paid its quarterly interest distributions late to certain investors. In June 2012, 12% Notes suspended its interest payments. In October 2012, TNP conducted a proxy solicitation to obtain investor approval to change the terms of the notes by extending the maturity date to June 2016 and reducing the interest rate through maturity to between three percent and five percent. The proxy also sought consent to a waiver as to any prior defaults under the 12% Notes and a waiver as to any interest due and unpaid in 2012. On November 13, 2012, Thompson advised 12% investors that a majority of investors approved the modifications.

2008 Participating Notes Program, LLC (PNotes), a Guaranteed Promissory Note

42. On or about December 9, 2008, TNP commenced a private placement offering of promissory notes (PNotes) in connection with the TNP 2008 Participating Notes Program, LLC (PNotes LLC). The PNotes featured a guaranty by TNP of principal and interest payments to PNotes investors. According to its PPM, the proceeds of the PNotes offering generally were to be used to fund or invest in, directly or indirectly, real estate and real estate-related debt investments. Between December 9, 2008 and March 22, 2010, the PNotes offering raised approximately $26,274,903.01 from public investors, as reflected on Schedule A.

43. The PNotes offering consisted of three series of notes, Series A paying 12%, Series B paying 10%, and Series Q for qualified plans, paying 13%. The interest payments were to be divided between current interest payments of 10% per annum, paid monthly, and additional accrued return, due on maturity, of 2% for Series A and 3% for Series Q investors. PNotes are due to mature on December 9, 2013, subject to two extensions of one year, at TNP's discretion.

44. The PNotes offering materials comprised the private placement memoranda, dated December 9, 2008, and five supplements, dated February 19, 2009; March 10, 2009; April 6, 2009; September 9, 2009; and December 9, 2009 (Offering Materials). Thompson participated in the drafting of the PNotes Offering Materials and reviewed and approved the materials for distribution to prospective investors. Between on or about December 9, 2008 and March 22, 2010, TNP, through Thompson, issued and distributed the Offering Materials for the PNotes offering through the means and instrumentalities of interstate commerce, as described above in paragraphs 18 and 19.

45. As did the 12% Notes, the PNotes PPM provided that TNP guaranteed the payment of interest and repayment of principal. Unlike the 12% Notes unconditional guaranty,

the PNotes guaranty was limited to the value of certain collateral, specifically, "a pledge of TNP's membership interest in the [PNotes LLC]," in other words, PNotes LLC's total equity.

46. To facilitate the evaluation of the proffered guaranty by potential investors, the PNotes PPM included an unaudited consolidated TNP balance sheet, dated September 30, 2008, which reflected that TNP had total assets of $21,801,019.00 and total equity of $5,393,188.00. The PNotes PPM further provided that the PNotes LLC was newly formed and had limited capital and that it had not yet identified or made any investments.

47. The PNotes LLC made investments in equity and debt of real estate and real estate-related operating companies, mostly in TNP affiliates. According to a schedule provided by TNP, on the equity side of the PNotes LLC investment portfolio, between January 2009 and April 2010, the PNotes LLC purportedly made investments in ownership positions for certain real property and real property operating companies in an aggregate amount of approximately $19,000,000.00. On the debt side of the PNotes LLC investment portfolio, the TNP schedule reflects that, between in or about January 2009 and December 2011, the PNotes LLC purportedly also lent funds to TNP affiliated companies to acquire interests in real property and real property-related companies, in an aggregate amount of approximately $25,000,000.00, of which approximately $8,000,000.00 remains outstanding, as of in or about June 2012. The staff was unable to verify the schedule and the current market value of and return on these investments is not known because TNP and TNP Securities failed to provide information and documents, as alleged below in paragraphs 125 to 134, and because Respondent [redacted] failed and refused to re-appear for testimony, as alleged below in paragraphs 103 to 113.

48. With respect to the outstanding loan portfolio of PNotes LLC, the LLC initially made short-term loans, *i.e.*, less than 12 months in duration, to TNP or TNP affiliates. These

loans provided for accrued interest, which was to be compounded monthly but not paid until the loan matured. Thompson individually or in conjunction with TNP, provided a guaranty of principal and interest on the loans made by the PNotes LLC. At the time the loans came due, however, Thompson extended the maturities from two to five years and caused the loans to continue to accrue interest, thereby depriving PNotes LLC of current cash flow for the expected life of the program. In so doing, Thompson often acted on behalf of TNP as guarantor, on behalf of the PNotes LLC as the creditor, and on behalf of TNP affiliates as the debtor.

49. The PNotes LLC has suffered negative financial performance since inception, according to the audited and internal TNP financial statements, and as reflected on Schedule A, as a result of Thompson's business practices described in paragraphs 47 and 48. For 2009, the PNotes LLC audited financial report reflects total equity of ($2,535,540.29) and an annual loss of ($2,475,000.00) at year end. For 2010, the PNotes LLC audited financial report reflects total equity of ($8,044,000.00) and an annual loss of ($5,246,000.00) at year end. For 2011, a PNotes LLC draft audit report reflects total equity of ($9,701,000.00) and an annual loss of ($3,183,000.00) at year end. For 2012, internal accounting reports prepared by TNP staff reflect total equity of ($12,835,000), as of September 30, 2012, and a budgeted loss of ($2,702,171.00), as of December 31, 2012.

50. None of the supplements to the PNotes PPM contained information regarding the financial condition of PNotes LLC or TNP, and did not include a balance sheet or other financial statements for either entity. As described above and reflected on Schedule A, with the exception of the second and third quarters of 2009, the TNP internal and the audited financial statements for PNotes LLC reported negative total equity throughout the offering period. Consequently, for the majority of the PNotes offering period, the collateral securing the PNotes guaranty had no

value. The Offering Materials failed to disclose the financial condition of PNotes LLC and the "value" of the pledged collateral to prospective PNotes investors throughout the offering period.

51. During its offering period, between on or about December 9, 2008 and March 22, 2010, TNP and the PNotes LLC, through Thompson, continued to market and sell PNotes as a guaranteed offering while, as reflected on Schedule A, TNP's financial condition deteriorated significantly, as described in paragraphs 21 and 22, above, and PNotes LLC suffered losses arising from poor operating performance of its investment portfolio and declines in total equity, as described in paragraph 49, above. Despite their poor performance, TNP and the PNotes LLC, through Thompson, continued the offering without providing potential investors with any information in the Offering Materials regarding the current status of the financial condition of PNotes LLC or its guarantor, TNP, including the current PNotes LLC or TNP balance sheet and income statement, or information concerning the performance of PNotes LLC investments. By no later than January 1, 2009, the Offering Materials for the PNotes omitted material facts necessary to make the statements made regarding the guaranty, the financial condition of TNP and the capital and investment portfolio of PNotes LLC, in the light of the circumstances in which they were made, not misleading.

52. The PNotes LLC did not generate sufficient cash flow from investments to make distributions of interest to PNotes investors from the results of operations. According to TNP, on 15 instances between on or about February 6, 2009 and April 15, 2010, the PNotes LLC used investor proceeds to make distributions of interest due on the PNotes promissory notes, in a total approximate amount of $1,558,300.00. Throughout the PNotes offering period, TNP and PNotes LLC, through Thompson, failed to disclose in the Offering Materials the material fact that investor proceeds would be and were used as a source of funds to make quarterly

distributions to PNotes investors. That investor proceeds would be and were the source of funds for investor interest distributions are material facts necessary to make the statements made in the Offering Materials regarding the use of proceeds of PNotes LLC, in the light of the circumstances in which they were made, as described above, not misleading.

PNotes LLC Post-Offering Proxy to Increase Investments in TNP Affiliates

53. In or about October 2010, after the PNotes offering closed, TNP, through Thompson, commenced a post-offering proxy solicitation to PNotes investors to increase the limit of the amount of PNotes gross offering proceeds (*i.e.*, $26,224,903.00) that could be used to invest in TNP affiliates, from 10% to 50% of proceeds. The proxy materials comprised a cover letter with Consent Solicitation attached, a PNotes Newsletter, and a Schedule of Investments. Thompson participated in the review and approval of the proxy materials before they were distributed to PNotes investors, and Thompson signed the cover letter.

54. The PNotes proxy materials included inaccurate and misleading representations and omissions regarding material facts relating to the status of the investments made with the PNotes offering proceeds. First, the Consent Solicitation indicated that TNP had exceeded the 10% limit and invested 31% of the PNotes offering proceeds (*i.e.*, $8,232,000.00) in loans to affiliates. The actual percentage, however, was higher, as much as 58 percent of the PNotes offering proceeds, or approximately $15,219,000.00.

55. Second, the Schedule of Investments further identified real property investments and 11 outstanding loans to TNP affiliates held by PNotes LLC, as of August 31, 2010. At or about the time of the Consent Solicitation, the 11 loans comprised the majority of outstanding investments held by PNotes LLC. For each loan, the schedule reflected several accounting entries, including "Maturity Date" and "Total Interest Earned to Date."

56. The proxy materials, however, failed to disclose material facts regarding the performance of the 11 loans in the PNotes portfolio made to TNP affiliates, in particular with respect to the loan by PNotes to the Bruin Fund for the Oakwood Tower property. The proxy materials failed to disclose that, after the loan was used in 2009 to make mortgage payments, TNP failed to make timely payments in early 2010 and subsequently defaulted in June 2010, and that the mortgage lender had foreclosed upon the property on or about August 4, 2010, or two months prior to the commencement of the proxy solicitation. The foreclosure on the Oakwood Tower property resulted in losses of principal and interest in the PNotes loan portfolio (and also in the loan portfolio of 12% Notes), and a complete loss to the Bruin Fund of its investment capital. The failure of TNP's and Thompson's first offering and property, shortly before the PNotes proxy vote, reflected negatively on TNP and Thompson and was an undisclosed material fact.

57. In addition, the proxy materials misrepresented material facts concerning the terms of the loans made by PNotes to TNP affiliates, including the size of the loans, the maturity dates, and the nature and amount of interest "earnings." In that regard, the Schedule of Investments listed each of the 11 outstanding loans by PNotes to TNP affiliates as a single loan of a certain amount. The Schedule failed to disclose that certain of PNotes' investments in loans to TNP affiliates consisted of multiple loans and that PNotes LLC had made subsequent loans of additional funds to certain entities without requiring repayment of principal and interest of prior loans.

58. The proxy materials further failed to disclose material facts regarding the maturity of loans made by PNotes LLC to TNP affiliates. The proxy materials referred to "short terms loans" with "a maturity date of 12 months or less." In addition, with respect to the

"Maturity Date" listed for the loans, the schedule reflected dates that range from December 2010 to December 2014, with four loans maturing in December 2010 and seven maturing in 2011 through 2014. These statements suggest that none of the loans had yet matured and most were multi-year loans. The statements failed to disclose, however, that TNP and Thompson had extended the maturity date of most of the loans from an initial term of six months to periods ranging from two to five years. As a result, TNP and Thompson failed to disclose that TNP and its affiliates had been unable to repay certain loans as they initially became due; that TNP and its affiliates likely would have defaulted had the maturity dates not been extended; and that the loan portfolio no longer held "short term loans."

59. The proxy materials further failed to disclose material facts regarding the interest earnings by PNotes LLC from TNP affiliates. With respect to the column on the Schedule of Investments captioned "Total Interest Earned to Date" – written in large type-face, bold, and all-caps – the schedule reflects "$836,000" as the amount "earned" for the 11 loans. This representation was misleading, in that the schedule failed to disclose that PNotes LLC had received only approximately $20,670.09 in interest payments from the TNP affiliates at the time of the proxy solicitation. The schedule further failed to disclose the material fact that the loans were accruing all interest prior to the extended maturities and that, as a result, PNotes LLC was not receiving cash from the loans made to TNP affiliates.

60. On or about October 29, 2010, Thompson advised PNotes investors that a majority had approved the increase.

61. In or about March and April 2012, PNotes made its distribution payments late to certain investors. In June 2012, PNotes suspended distributions. In August 2012, PNotes

reduced distributions by sixty percent. On or about March 4, 2013, PNotes made a partial payment and defaulted on the remaining interest payments.

Profit Participation Notes, LLC (PPP Notes, LLC), a Guaranteed Promissory Note

62. On or about April 26, 2010, TNP commenced a private placement offering of promissory notes (PPP Notes), in connection with a third note program, the TNP Profit Participation Program, LLC (PPP Notes LLC). The PPP Notes featured a guaranty by TNP of principal and interest payments to PPP Notes investors. TNP Securities acted as the wholesale broker-dealer for the PPP Notes offering. According to its PPM, the proceeds of the PPP Notes offering generally were to be used to invest or fund investments, directly or indirectly, in real estate and real estate-related debt investments. Between April 26, 2010 and April 26, 2012, the PPP Notes program raised from public investors approximately $3,386,983.35, as reflected on Schedule A.

63. The PPP Notes offering consisted of three series of notes – Series A Participating Notes, paying 9% current monthly interest and accruing an additional 1% to be paid at maturity or prepayment by the PPP Notes LLC; Series B Participating Notes, paying 9% current monthly interest; and Series Q Notes for qualified plans, paying 10% current monthly interest. In addition, Series A and B were eligible to receive additional potential accrued return, due on maturity. PPP Notes are due to mature in 2015, subject to two extensions of one year, at TNP's discretion.

64. The offering materials for the PPP Notes offerings comprised the private placement memoranda and five supplements for each program (Offering Materials). Thompson participated in the drafting of the PPP Notes Offering Materials and reviewed and approved the materials for distribution to prospective investors. Between April 26, 2010 and April 26, 2012,

TNP and TNP Securities, acting through Thompson, distributed the offering materials for PPP Notes through the means and instrumentalities of interstate commerce, as described above in paragraphs 18 and 19.

65. The PPP Notes PPM provided that TNP guaranteed the payment of interest and repayment of principal to PPP Notes investors. Unlike the 12% Notes unconditional guaranty but similar to the PNotes guaranty, the PPP Notes guaranty was limited to the value of certain collateral, specifically, "a pledge of TNP's membership interest in the [PPP Notes LLC]," in other words, PPP Notes LLC's total equity. As described below and reflected on Schedule A, with the exception of PPP Notes LLC's first quarter (*i.e.*, the first quarter of 2010), the TNP internal and the audited financial statements reported negative total equity for PPP Notes LLC throughout the PPP Notes offering period. But for one quarter, the collateral securing the PPP Notes guaranty had no value during the offering period. The Offering Materials failed to disclose to prospective PPP Notes investors the financial condition of PPP Notes LLC and the "value" of the pledged collateral throughout the offering period.

66. Unlike the PPMs for the 12% Notes and the PNotes offerings, the PPP Notes PPM did not include a TNP balance sheet. Instead, it stated that "[t]he most recently audited financial statements of TNP will be provided to Noteholders upon request." The PPP Notes PPM further stated, in part, that "TNP has suffered losses since its inception" but failed to disclose the amount of the losses. The PPP Notes PPM provided no other information regarding the financial performance or condition of TNP.

67. The PPP Notes PPM further stated that "since 2008, TNP has guaranteed the unsecured debt obligations of two other affiliated note programs that have raised almost $50,000,000 and continue to perform at or above expectations: the 12% Notes program and the

PNotes program." The PPP Notes PPM provided no other information regarding the declining financial condition of the 12% Notes LLC or the PNotes LLC, or of the performance of their respective investment portfolios, as described above, including that investor proceeds had been used to make interest distributions to investors in 12% Notes and PNotes.

68. Further according to TNP, on 27 instances between on or about May 14, 2010 and January 18, 2013, TNP provided PNotes LLC with cash for distributions to investors, in a total approximate amount of $4,115,920.00. To the extent that TNP provided funds to the PNotes LLC that were used to make distributions of interest to promissory note investors, such funding by TNP constituted an exercise of the guaranty provided by TNP. By no later than May 14, 2010, TNP and PPP Notes LLC, through Thompson, failed to disclose in the Offering Materials the material fact that TNP funds were used as a source of funds to make quarterly distributions to PNotes investors or that the guaranty by TNP had been triggered.

69. The PPP Notes PPM further provided that the PPP Notes LLC was newly formed and had limited capital and that it had not yet identified or made any investments. As noted above, during the offering period, the Offering Materials failed to provide prospective investors with any information regarding the negative performance of the PPP Notes, LLC.

70. With the exception of its first quarter period, the PPP Notes LLC also has suffered negative financial performance, according to the audited and internal TNP financial statements, and as reflected on Schedule A. For the PPP Notes LLC, the first nine-month draft audited report for April through December 2010, reflects an annual total equity of ($115,000.00) and a loss of ($63,000.00) at year end. The negative performance of the PPP Notes LLC also continued. For 2011, the draft audited reports reflect an operating loss of ($222,000.00) and a total equity of negative ($474,000.00) at year end. Based on available information provided by

TNP, by the end of the third quarter of 2012, it appears that PPP Notes had total equity of approximately ($634,000.00) and year-to-date losses of approximately ($108,000.00).

71. During its offering period, TNP and the PPP Notes LLC, through Thompson, continued to market and sell the PPP Notes as a guaranteed offering while, as reflected on Schedule A, TNP's financial condition deteriorated significantly, as described in paragraphs 21 and 22, above, and PPP Notes LLC suffered from poor operating performance of its investment portfolio, as described in paragraph 70, above. Despite their poor performance, TNP and the PPP Notes LLC, through Thompson, continued the offering without providing potential investors with any information regarding the current status of the financial condition of PPP Notes LLC or TNP.

72. In or about January through May 2012, immediately following the close of the PPP Notes offering, PPP Notes LLC made its distributions payments late to certain investors. In July 2012, PPP again delayed its distributions to investors.

Supervision

73. In connection with the PPP Notes offering, TNP Securities acted as the managing broker-dealer for the offering but failed to supervise the offering with respect to the misrepresentations and omissions alleged above.

Failures to Cooperate with FINRA's Examination

74. As alleged below, TNP and TNP Securities repeatedly failed to provide complete and timely responses to FINRA requests for information and documents. As a result, FINRA staff had to issue multiple follow-up requests and conducted two on-site examinations in an attempt to obtain requested information and documents. These repeated failures impeded

FINRA's investigation concerning TNP and the offerings by its affiliates, including the Guaranteed Notes LLCs.

FIRST CAUSE OF ACTION

(Misrepresentations or Omissions Regarding Guaranty of Principal and Interest And Use of Proceeds, by Thompson and TNP Securities)
(Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and NASD Conduct Rules 2110 and 2120 and FINRA Rules 2010 and 2020)

75. The Department realleges and incorporates by reference paragraphs 1 through 74, above.

76. As described above, TNP, through Thompson, and TNP Securities as to PPP Notes, continued to sell the 12% Notes, PNotes, and PPP Notes without providing potential investors with current information in the respective Offering Materials regarding the performance of TNP and the Guaranteed Notes LLCs. The withheld information was material to potential investors, especially in light of the offer of a guaranty by TNP.

77. In connection with the 12% Notes and PNotes offerings of guaranteed promissory notes, the issuers and TNP, acting through Thompson, failed to provide potential investors with material information in the respective Offering Materials.

a. by no later than January 1, 2009 to the close of the offering periods, respectively, these non-disclosures and omissions included that:

    i. TNP suffered from a severely deteriorating financial condition, beginning no later than in the fourth quarter of 2008;

    ii. TNP's balance sheet in the PPM no longer accurately reflected the status of TNP's financial condition;

    iii. TNP's ability to meet the terms of the guaranty had declined significantly from the date the PPM was issued and deteriorated

further with the passage of time during the Guaranteed Notes LLC offerings;

iv. the 12% Notes LLC and the PNotes LLC suffered from poor investment performance and a deteriorating financial condition during the respective offering periods;

v. that, as a result of the foregoing for PNotes, the collateral securing the guaranty by TNP had no value during the PNotes offering period, other than from March 1 to June 30, 2009;

vi. the poor investment performance and deteriorating financial condition of the 12% Notes LLC and the PNotes LLC arose, in part, due to the failure of TNP or its affiliates to make current payments of interest owed and to allow interest owed to accrue, which deprived both LLCs of needed cash flow;

vii. the poor investment performance and deteriorating financial condition of the 12% Notes LLC and the PNotes LLC arose, in part, due to the failure of TNP or its affiliates to repay loans when due and the renewal or consolidation of outstanding loans with lengthened maturities, which deprived both LLCs of needed cash flow; and

viii. the 12% Notes LLC and PNotes LLC used investor proceeds to make distributions of interest to investors because the LLCs were not generating sufficient cash flow from investments to make distributions.

b. from the commencement to the closing of the offering period of 12% Notes and PNotes, respectively, these non-disclosures and omissions also included that, in certain instances:

i. the 12% Notes LLC used investor proceeds to make distributions of interest to investors, in the total approximate amount of $1,171,263.00; and

ii. the PNotes LLC used investor proceeds to make distributions of interest to investors, in a total approximate amount of $1,558,300.

78. As a result of the foregoing, in connection with transactions that occurred from no later than January 1, 2009 through their respective offering periods, the representations in the Offering Materials issued by 12% Notes LLC and PNotes LLC regarding the financial condition of TNP and the Guaranteed Notes Programs, and the guaranty offered by TNP, were misleading and omitted material information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As a further result of the foregoing, in connection with transactions that occurred from the commencement through closing of the respective offering periods, the representations in the Offering Materials issued by 12% Notes LLC and PNotes LLC regarding the use of proceeds, and the failure to disclose that investor proceeds would be and were used to pay investor distribution of interest, were misleading and omitted material information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

79. In connection with the PPP Notes offering of guaranteed promissory notes, PPP Notes LLC, TNP, acting through Thompson, and TNP Securities failed to provide potential

investors with material information throughout the offering period, in that the PPP Notes PPM failed to state:

a. material information that would apprise potential investors of the true financial condition of TNP, including the magnitude of the operating losses and negative total equity, from at least December 2009 through April 2012;

b. that, rather than "performing at or above expectations," the 12% Notes and PNotes offerings referenced therein:

    i. used investor proceeds, or contributions from TNP pursuant to the guaranties, to make distributions to investors at certain times when operating cash flow was insufficient to meet distribution obligations;

    ii. to the extent that TNP provided funds to PNotes LLC that were used to make distributions of interest to promissory note investors, such funding constituted an exercise of the guaranty provided by TNP;

    iii. suffered poor investment performance and a negative trend in income and total equity;

    iv. suffered losses of principal and interest on loans made to the Bruin Fund as a result of the foreclosure on the Oakwood Towers property, and that PNotes LLC had exercised its guaranty by assigning to TNP its interest in its loan to the Bruin Fund in an effort to obfuscate PNotes' investment losses;

    v. made short-term loans, *i.e.*, less than 12 months in duration, to TNP or TNP affiliates that provided for accrued interest until the loans were

due, which were then extended to long-term loans; and that, as a result, 12% Notes LLC and PNotes LLC suffered cash flow shortages and were unable to make investor distributions from operating income;

vi. that, in mid-2011, 12% Notes was unable to pay its investor distributions in a timely manner;

vii. in early 2012, 12% Notes suspended its investor payments and PNotes made its distributions late to certain investors; and

c. that the PPP Notes LLC suffered from poor performance, negative income and negative equity during the offering period, and thus, the collateral securing the guaranty by TNP had no value.

80. As a result of the foregoing, in connection with transactions that occurred from the commencement through closing of the PPP Notes offering period, the representations in the Offering Materials issued by PPP Notes LLC regarding the financial condition of TNP and the guaranty offered by TNP, as well as the prior performance of the 12% Notes LLC and the PNotes LLC, and the poor performance of the PPP Notes, LLC, were misleading and omitted material information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

81. Thompson, and TNP Securities as to PPP Notes, knew, or were reckless in not knowing, that the Guaranteed Notes Programs failed to disclose the information set forth in paragraphs 76 through 80 above, including that the representations in the offering materials failed to provide potential investors with material information regarding TNP's deteriorating financial condition beginning in the fourth quarter of 2008, and failed to provide potential investors with material information regarding the financial performance and condition of any of

the Guaranteed Notes Programs. Further, with respect to the PPP Notes, Thompson and TNP Securities knew or recklessly disregarded that the representations in the offering materials failed to disclose adequately to potential investors the operating performance of TNP, the two prior note offerings, 12% Notes LLC and PNotes LLC, and of PPP Notes LLC. Thompson, and TNP Securities as to PPP Notes, knew or recklessly disregarded how the seriously declining financial condition of TNP and its affiliates impacted TNP's ability to fulfill its guaranties for each Guaranteed Notes Program, and that, as a result, PNotes and 12 Notes used investor proceeds to pay investor distributions. Yet, Thompson failed to disclose these material facts to prospective investors.

82. Thompson, by engaging in the conduct described above in paragraphs 1 through 81, and TNP Securities, by engaging in the conduct described above in paragraphs 1 through 76, and 79 through 81, directly or indirectly, in connection with the purchase or sale of securities, by the use of means or instrumentalities of interstate commerce, or of the mails or of the facilities of a national securities exchange, with scienter, made untrue statements of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

83. The aforementioned acts, practices and conduct are inconsistent with high standards of commercial honor and just and equitable principles of trade.

84. As a result of the foregoing conduct in connection with the offering of 12% Notes, PNotes and PPP Notes, Thompson willfully violated Section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, thereby violating NASD Conduct Rules 2110 and 2120 for conduct occurring prior to December 15, 2008, and FINRA Rules 2010 and 2020 for conduct occurring on or after December 15, 2008. As a result of the

foregoing conduct in connection with the offering of PPP Notes, TNP Securities willfully violated Section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, thereby violating FINRA Rules 2010 and 2020.

SECOND CAUSE OF ACTION
(Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and NASD Rule 2110 and FINRA Rule 2010, by Thompson and TNP Securities)
(Pleaded in the Alternative to the First Cause)

85. The Department realleges and incorporates by reference paragraphs 1 through 84, above.

86. Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 prohibit, by the use of interstate commerce, "in the offer of sale of any securities … , (1) material misstatements or omissions to obtain money or property" (Section 17(a)(2)); or (2) engaging in "any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchase." (Section 17(a)(3)).

87. During the course of conduct described above in paragraphs 17 through 84, TNP, acting through Thompson, and TNP Securities as to PPP Notes, in connection with the offer of sale of securities, by the use of the means of instruments of transportation or communication in interstate commerce or by use of the mails: (a) made untrue statements of material facts or omitted to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, all to obtain money or property; and/or engaged in transaction(s), practice(s), or courses of business which operated as a fraud or deceit upon the purchaser.

88. As a result of the foregoing conduct in connection with the offering of 12% Notes, PNotes and PPP Notes, Thompson, violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, thereby violating NASD Conduct Rule 2110 for conduct occurring prior

to December 14, 2008, and FINRA Rule 2010 for conduct occurring on or after December 14, 2008. As a result of the foregoing conduct in connection with the offering of PPP Notes, TNP Securities violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, thereby violating FINRA Rule 2010.

<u>THIRD CAUSE OF ACTION</u>
(Misrepresentations or Omissions in Connection with Communications with Investors, by Thompson)
(FINRA Rule 2010)

89. The Department realleges and incorporates by reference paragraphs 1 to 88, above.

90. As described above in paragraphs 50 through 57, in or about October 2010, TNP and PNotes LLC, through Thompson, commenced a proxy solicitation to seek consent to an increase in the use of proceeds for investments in affiliates in the PPP Notes LLC.

91. The proxy solicitation materials, as described above in paragraphs 53 through 61, include material misrepresentations and omissions regarding the status of the investments made with the PNotes offering proceeds, including that:

a. PNotes LLC had already greatly exceeded the 10% limit for investments of offering proceeds in TNP affiliates by the time of the proxy solicitation. In fact, while the amounts set forth in the Consent Solicitation indicated loans to affiliates already exceeded the limits set forth in the PPM and comprised 31% of offering proceeds, the total percentage invested in affiliates, including equity investments, was actually much higher than 31% ;

b. the Schedule of Investments identified real property investments and 11 outstanding loans to TNP affiliates held by PNotes LLC, as of August 31,

2010. At or about the time of the Consent Solicitation, the 11 loans comprised the majority of outstanding investments held by PNotes LLC. For each loan, the schedule reflected several accounting entries, including "Maturity Date" and "Total Interest Earned to Date." The proxy materials failed to disclose material facts regarding the performance of the 11 loans in the PNotes portfolio made to TNP affiliates.

c. with respect to the loan to the Bruin Fund for the Oakwood Tower property, the proxy materials failed to disclose that, after the loan was used in 2009 to make mortgage payments, TNP failed to make timely mortgage payments in early 2010 and subsequently defaulted in June 2010. The proxy materials further failed to disclose that the lender had foreclosed upon the property on or about August 4, 2010, or two months prior to the commencement of the proxy solicitation. The foreclosure on the Oakwood Tower property resulted in losses of principal and interest in the loan portfolios of PNotes (and also in the loan portfolio of 12% Notes), and a complete loss of principal to the Bruin Fund.

d. in addition, the proxy materials misrepresented the terms of the loans made by PNotes to TNP affiliates, including the size of the loans, the maturity dates, and the nature and amount of interest "earnings."

e. the Schedule of Investments listed each of the 11 outstanding loans by PNotes to TNP affiliates as a single loan of a certain amount. The Schedule failed to disclose that certain of PNotes' loans to TNP affiliates consisted of multiple loans and that PNotes LLC had made subsequent

loans to certain entities without first requiring repayment of principal and interest of prior loans.

f. the proxy materials also referred to "short terms loans" with "a maturity date of 12 months or less." With respect to the "Maturity Date" listed for the loans, the Schedule of Investments reflected dates that ranged from December 2010 to December 2014, with four loans maturing in December 2010 and seven maturing in 2011 through 2014. These statements purport to reflect that none of the loans had yet matured and most were multi-year loans. But the proxy materials failed to disclose that TNP and Thompson had actually extended the maturity date of most of the loans from an initial term of six months to periods ranging from two to five years. As a result, TNP and Thompson failed to disclose that TNP and its affiliates had been unable to repay certain loans as they initially became due; that TNP and its affiliates would have been in default had the maturity dates not been extended; and that the loan portfolio no longer held "short term loans."

g. the proxy materials further failed to disclose material facts regarding the interest earnings by PNotes LLC from TNP affiliates. With respect to the column on the Schedule of Investments captioned "Total Interest Earned to Date" – written in large type-face, bold, and all-caps – the schedule reflected "$836,000" as the amount "earned" for the 11 loans. This representation was misleading. The schedule failed to disclose that PNotes LLC had received only $20,670.09 in interest payments from the TNP affiliates at the time of the proxy solicitation. The schedule further

failed to disclose that the loans were accruing, *i.e.*, not receiving all interest prior to the extended maturities and that, as a result, PNotes LLC was not receiving cash flow from the loans made to affiliates.

92. The misrepresentations and omissions described in paragraph 91, above, comprise material facts that were necessary to be disclosed in order to make the proxy materials statements made, in the light of the circumstances in which they were made, not misleading.

93. Thompson knew or should have known that the representations in the proxy materials were materially inaccurate.

94. The aforementioned acts, practices and conduct are inconsistent with high standards of commercial honor and just and equitable principles of trade.

95. As a result of the foregoing conduct, Thompson violated FINRA Rule 2010.

FOURTH CAUSE OF ACTION
(Failure to Supervise Offerings of Private Placement Securities, by TNP Securities)
(NASD Conduct Rules 3010 and FINRA Rule 2010)

96. The Department realleges and incorporates by reference paragraphs 1 to 95, above.

97. On or about April 20, 2010, the PPP Notes LLC entered into an agreement with TNP in which TNP Securities was named as the Managing Broker-Dealer for the PPP Notes offering.

98. From about July 9, 2009 through April 26, 2012, and in connection with the PPP Notes offering alleged in paragraphs 62 through 72 above, TNP Securities failed to enforce a supervisory system reasonably designed to achieve Firm compliance with applicable laws, rules and regulations regarding the Firm's business in private placement offerings of securities. In that regard, the Firm failed to ensure that the Firm and its personnel did not violate the antifraud

provisions of the federal securities laws or FINRA rules in connection with the preparation or distribution of offering documents, sales literature, or other communications with the public.

99. TNP Securities failed to establish, maintain, and enforce a system and procedures reasonably designed to supervise the firm's business in private placement offerings of securities, in particular with respect to the PPP Notes offering. In that regard, TNP Securities failed to detect that:

a. the representation in the PPP Notes PPM that prior note offerings were performing at or above expectations was materially misleading in that it failed to disclose adequately the true financial condition of TNP, the 12% Notes program and the PNotes program, including that the prior note issuers made investor distributions from sources other than issuer operations, and that guaranties in prior offerings were exercised;

b. the representation in the PPP Notes PPM that TNP has suffered losses since its inception was inadequate in that it failed to disclose the magnitude of the losses or negative total equity of TNP, and thus failed to disclose adequately the true deteriorating financial condition of TNP and its ability to fulfill its obligations regarding the offering's Guaranty of principal and interest; and

c. the nominal positive or negative total equity of the PPP Notes LLC, and thus the value of the purported collateral securing the guaranty, comprise material facts that were necessary to be disclosed in order to make material statements made in the PPP Notes PPM regarding the guaranty, in the light of the circumstances in which they were made, not misleading.

100. As a result, TNP Securities failed to take steps necessary to ensure that PPP Notes offering documents and other materials distributed to potential and existing investors disclosed all material facts regarding PPP Notes, LLC, TNP, and its affiliates, including 12% Notes LLC and PNotes LLC, and described in paragraph 79.

101. The failure to supervise the ongoing sales of the PPP offering in a manner reasonably designed to achieve compliance with laws, rules and regulations applicable to securities transactions in offerings constitutes a violation of NASD Conduct Rule 3010 and FINRA Rule 2010 by TNP Securities.

FIFTH CAUSE OF ACTION
(Failure to Appear for On-The Record Testimony, by [redacted])
(FINRA Rules 8210 and 2010)

102. The Department realleges and incorporates by reference paragraphs 1 to 101, above.

103. In or about November 2011, FINRA initiated a cycle examination of TNP Securities. Based on information obtained in the course of the cycle exam, the staff determined to investigate certain offerings issued by TNP, the entity identified on Schedule A to the TNP Securities Form BD as the direct owner of TNP Securities, and Thompson and TNP Securities (Investigation). In connection with the Investigation, pursuant to FINRA Rule 8210, FINRA staff issued requests for information and documents, as described below.

104. On or about January 23, 2013, pursuant to and in accordance with FINRA Rule 8210, [redacted] appeared for an on-the-record interview (OTR) at FINRA's Los Angeles District 2 office, in connection with FINRA's Investigation of TNP Securities and offerings issued by its parent, TNP. During his OTR, [redacted] agreed to produce additional information and to correct errors in prior Rule 8210 responses provided by TNP and TNP Securities.

105. On or about March 26, 2013, following receipt of certain additional information and documents, including accounting schedules that [redacted] prepared or reviewed and approved, FINRA requested that [redacted] appear for OTR on April 3, 2013, at FINRA's Los Angeles District 2 office, pursuant to and in accordance with FINRA Rule 8210. FINRA's request was sent by regular first class and electronic mail to counsel of record for [redacted], Thompson, TNP, and TNP Securities (Counsel).

106. [redacted] through Counsel, knew of the request for testimony on or before April 1, 2013, when Counsel wrote to FINRA and advised that [redacted] would not appear for testimony as noticed. [redacted] based his refusal on the grounds that the date was inconvenient for him and that he "was uncertain that [he was] subject to [FINRA] jurisdiction."

107. By letter dated April 2, 2013, FINRA provided [redacted] and Counsel with a detailed explanation of fact and law explaining that FINRA jurisdiction over [redacted] as an associated person of TNP Securities, and requested [redacted] appearance for OTR on April 10, 2013, pursuant to FINRA Rule 8210.

108. On April 9, 2013, Counsel's assistant left a voicemail message for staff in which she asserted that she had not been able to contact [redacted] and therefore [redacted] would not appear for OTR on April 10th. Staff promptly returned the call and informed Counsel, through his assistant, that [redacted] obligation to appear remained in full force and effect and requested that, if necessary, Counsel provide an alternate date for [redacted] OTR during the week of April 8th. Neither Counsel nor [redacted] responded to staff's request or provided an alternate date. On April 10, 2013, [redacted] failed appear for OTR. [redacted] failure to appear impeded FINRA's investigation.

109. On April 11, 2013, pursuant to and in accordance with Rule 8210, FINRA requested that [redacted] appear for OTR on April 25, 2013, at FINRA's Los Angeles District 2 office. FINRA's request was sent by regular first class and electronic mail to [redacted] Counsel. In addition, the staff requested that Counsel confirm that he remained counsel to [redacted].

110. [redacted], through Counsel, knew of the request for testimony on or before April 16, 2013, when Counsel's assistant wrote to FINRA and advised that Counsel represents [redacted] and that [redacted] would not appear for testimony as noticed. [redacted], through Counsel, provided no basis for his refusal to appear for OTR. On April 17, 2013, the staff wrote to Counsel and requested that he provide the basis for [redacted] refusal to comply with FINRA Rule 8210. Neither Counsel nor [redacted] responded or provided a basis for [redacted] non-compliance. On April 23, 2013, FINRA staff initiated a call to Counsel, during which Counsel requested that the staff identify the subject areas to be covered in [redacted] second OTR. Although not obligated to do so, FINRA staff complied with Counsel's request. Counsel stated that he would provide staff promptly with a commitment for [redacted] to appear or an explanation for his refusal. Staff received no further communication from Counsel before the noticed OTR.

111. On April 25, 2013, [redacted] did not appear for OTR. On April 26, 2013, Counsel informed staff orally that he required further information from staff regarding the scope of the proposed OTR. Staff's written response requested a confirmation that [redacted] would appear and proposed dates. Counsel did not respond to the staff's written request, other than to suggest that the staff issue interrogatories.

112. [redacted] failure to appear for OTR delayed and hindered FINRA's investigation. Following his second failure to appear for OTR, on May 1, 2013, FINRA advised

[redacted] in writing that FINRA had made a preliminary determination to initiate a disciplinary action alleging that he had failed to provide testimony requested pursuant to FINRA Rule 8210. FINRA received no response from [redacted] or Counsel. [redacted] never appeared for the OTR.

113. By failing to provide testimony as requested, [redacted] violated FINRA Rules 8210 and 2010.

<u>SIXTH CAUSE OF ACTION</u>
(Failure to Respond and Failure to Respond Fully and Timely to Rule 8210 Requests, by TNP and Thompson)
(FINRA Rules 8210 and 2010)

114. The Department realleges and incorporates by reference paragraphs 1 to 113, above.

June 5, 2012 Rule 8210 Request – Untimely Response

115. On June 5, 2012, FINRA staff sent to TNP and Thompson a written request pursuant to FINRA Rule 8210 for information related to the Investigation, including audited and interim financial statements for TNP and subsidiary entities that issued private placement offerings.

116. The June 5, 2012 request was sent by first class mail and email to TNP and Thompson at the principal business location of TNP and TNP Securities listed in FINRA's Central Records Depository (CRD) (hereinafter Principal Office Address) and by email to Thompson. The June 5, 2012 request required TNP to provide the requested written information and records on or before June 11, 2012.

117. On June 11, 2012, TNPS advised FINRA staff, on behalf of TNP, that it had a partial response available on its web portal; FINRA staff was unable to access the partial response. On or about June 12, June 13, and June 15, 2012, TNP provided some, but not all, of

the written information and records requested in the June 5, 2012 letter. In particular, TNP failed to produce interim financial statements for the parent entity or its affiliates.

118. On or about July 11, 2012, TNPS, on behalf of TNP, provided additional documents in response to the June 5, 2012 letter. The CCO of TNP Securities brought responsive documents to his on-the-record examination. On that day, FINRA staff reviewed the documents and informed the CCO and Counsel that the response remained incomplete and inaccurate. On or about July 13, 2012, TNP provided a further response. On or about July 18, 2012, TNP provided an amended response that included revised copies of documents previously provided that reflected inaccurate data.

119. The submission of further written information and records by TNP between June 11, 2012 and July 18, 2012, included some, but not all, of the written information and records requested in the June 5, 2012 letter.

120. On December 11, 2012, FINRA staff conducted an onsite visit to the Principal Office Address, and hand-delivered a Rule 8210 request dated December 11, 2012 that set forth the requested information and documents from the June 5, 2012 letter that the staff had not yet received. The December 11, 2012 letter requested immediate production. On December 11 and 12, 2012, TNP provided additional documents in response to the June 5, 2012 and December 11, 2012 letters, followed by a confirming letter dated December 18, 2012. The submission of further written information and records by TNP in December 2012 included some but not all of the written information and records requested in the June 5, 2012 and December 11, 2012 letters.

121. FINRA staff reviewed the written information and records provided in December 2012 and determined that certain information and documents reflected information that was inaccurate and thereby unresponsive. On January 11, 2013, FINRA staff conducted a second

onsite visit to the Principal Office Address, and hand-delivered a Rule 8210 request that set forth the requested information and documents from the June 5, 2012 and December 11, 2012 letters that the staff had not yet received. On January 11, 2013, TNP provided additional documents in response to the June 5, 2012, December 11, 2012, and January 11, 2013 letters. The January 2013 submission of further written information and records by TNP included some but not all of the written information and records requested in the letters dated June 5, 2012, December 11, 2012, and January 11, 2013.

122. On January 23, 2013, FINRA staff conferred with [redacted] and his counsel during [redacted] on-the-record examination. As a result of the discussion, TNP agreed to provide an amended response to the letters dated June 5, 2012, December 11, 2012 and January 11, 2013. On January 30 and February 1, 2013, TNP provided additional documents. On January 30, 2013, TNP also provided a written response that reflected additional information and asserted that TNP could not and would not provide a response to two related requests.

123. On February 1, 2013, approximately seven months after the due date set forth in the initial request and after FINRA staff engaged in substantial efforts to obtain production, FINRA received most of the information and records requested in the Rule 8210 Letter dated June 5, 2012. TNP's and Thompson's failure to respond fully to the Rule 8210 request letters dated June 5, 2012, December 11, 2012 and January 11, 2013 in a timely manner delayed and hindered FINRA's investigation.

124. By providing information and records requested pursuant to FINRA Rule 8210 after the June 11, 2012 due date, TNP and Thompson committed separate and distinct violations of FINRA Rule 8210. By violating FINRA Rule 8210, TNP and Thompson engaged in conduct

inconsistent with high standards of commercial honor and just and equitable principles of trade, in violation of FINRA Rule 2010.

January 17, 2013 Rule 8210 Request – Incomplete Response

125. On or about January 17, 2013, FINRA staff sent to TNP and Thompson a written request pursuant to FINRA Rule 8210 for information related to the Investigation of the PNotes and PPP Notes offerings, including financial, transaction, governing and offering documents of the entities in which the PNotes LLC or the PPP Notes LLC invested. The letter also requested updated information regarding distributions to and communications with investors and information regarding pending civil and regulatory actions.

126. The January 17, 2013 request was sent by first class mail to TNP and Thompson at the Principal Office Address and by email to Counsel. The January 17, 2013 request required TNP to provide the requested written information and records on or before January 31, 2013.

127. On January 30, 2013 and February 8, 2013, through Counsel, TNP and Thompson advised FINRA staff that TNP and Thompson refused to provide any information or documents in response to the January 17, 2013 letter. On March 13, 2013, through Counsel, FINRA issued a Wells letter to TNP and Thompson regarding, among other things, TNP and Thompson's failure to respond to the January 17, 2013 letter.

128. On or about April 4 and April 18, 2013, in response to the Wells letter, FINRA received some but not all of the information and documents requested in the January 17th letter. On June 10, 2013, by first class mail and email to Counsel, FINRA staff provided TNP with a written list of documents the firm had failed to produce, and requested production pursuant to FINRA Rule 8210. To date, FINRA has not received any further response regarding the January 17th and June 10th letters. TNP's and Thompson's failure to respond fully to the Rule 8210

request letters dated January 17, 2013, and June 10, 2013, in a timely manner delayed and hindered FINRA's investigation.

129. By providing incomplete information and records requested pursuant to FINRA Rule 8210 after the January 31, 2013 due date, TNP and Thompson committed separate and distinct violations of FINRA Rule 8210. By violating FINRA Rule 8210, TNP and Thompson engaged in conduct inconsistent with high standards of commercial honor and just and equitable principles of trade, in violation of FINRA Rule 2010.

May 23, 2013 Rule 8210 Request – Failure to Respond

130. Following the failure of [redacted] to appear for OTR, on or about May 23, 2012, FINRA staff sent to TNP, through Counsel, a written request pursuant to FINRA Rule 8210, for TNP to designate the person most knowledgeable regarding certain accounting schedules produced in or about February 2013, the sources of funds for distributions to investors in the Guaranteed Notes Programs, and the financial performance of the investment portfolios of the Guaranteed Notes Programs. The May 23rd letter further requested that the designated person appear for OTR on June 4, 5 and 6, 2013, at the District 2 office in Los Angeles.

131. The May 23rd letter was sent by first class mail and email to TNP through its Counsel. The May 23rd letter required TNP to provide its written response on or before May 30, 2013. As of May 30, 2013, FINRA had not received the requested information and records, or any response to the May 23rd letter, and no persons from TNP appeared for the OTR.

132. On or about June 10, 2013, FINRA sent to Counsel a second written request pursuant to FINRA Rule 8210 for the information and records previously requested in the May 23, 2013 request. The June 10, 2013 letter was sent by first class mail and email to TNP through

Counsel. The June 10th letter required a response by June 14, 2013, and that the designated person(s) appear for OTR on June 17 and 20, 2013 at the District 2 Los Angeles office.

133. On or about June 14, 2013, FINRA had not received the requested information and records, or any response to the May 23rd letter, and no representative of TNP appeared for OTR on June 17 or June 20, 2013. On or about June 20, 2013, through Counsel, TNP sent a letter that provided no information regarding the person(s) who prepared the documents referenced in the May 23rd letter. Instead, TNP asserted that it is unable to designate a person most knowledgeable because there has been turnover in the TNP accounting staff since the entity's inception. To date, TNP has not provided such information. TNP'S and Thompson's failure to respond to the Rule 8210 request letters dated May 23, 2013 and June 10, 2013, delayed and hindered FINRA's investigation.

134. By refusing to provide information and records requested pursuant to FINRA Rule 8210, TNP and Thompson committed separate and distinct violations of FINRA Rule 8210. By violating FINRA Rule 8210, TNP and Thompson engaged in conduct inconsistent with high standards of commercial honor and just and equitable principles of trade, in violation of FINRA Rule 2010.

SEVENTH CAUSE OF ACTION
(Failure to Respond and Failure to Respond Fully and Timely to Rule 8210 Requests, by TNP Securities, TNP, and Thompson)
(FINRA Rule 8210 and 2010)

135. The Department realleges and incorporates by reference paragraphs 1 to 134, above.

October 10, 2012 Request – Untimely Response

136. On or about October 10, 2012, FINRA staff sent to TNP Securities a written request pursuant to FINRA Rule 8210 for information related to the Investigation, including

documents and information relating to investment transactions entered into by PNotes LLC and distributions to investors and sources of funds for distributions by each of the Guaranteed Notes Programs.

137. The October 10, 2012, request was sent by first class mail and email to Counsel. The October 10, 2012 request required TNP Securities to provide the requested written information and records on or before October 23, 2012. As of October 23, 2012, FINRA had not received the requested information and records.

138. On or about October 25, 2012, FINRA sent to Counsel a second written request pursuant to FINRA Rule 8210 for the information and records previously requested in the October 10, 2012, request. The October 25, 2012 letter was sent by first class mail and email to TNP Securities through Counsel.

139. In the October 25, 2012 letter, FINRA requested TNP Securities to confirm by October 26, 2012 that TNP Securities would respond to the outstanding Rule 8210 request and to provide information and records on or before November 2, 2012. As of October 26, 2012, FINRA had not received any communication from TNP Securities or Counsel. As of November 2, 2012, FINRA further had not received the requested information and records.

140. On or about November 5, 2012, TNP Securities provided some, but not all, of the written information and records requested in the October 10, 2012, letter. TNP Securities provided no explanation regarding the missing items, its delay in responding, nor did it request a further extension.

141. On November 15, 2012, FINRA staff sent to TNP Securities, through Counsel, a third written request letter pursuant to FINRA Rule 8210 for the written information and records

requested in the October 10, 2012, letter but not provided with the November 5, 2012, submission (November 15 TNP Securities Letter).

142. The November 15 TNP Securities Letter was sent by first class mail and email to TNP Securities through its Counsel. The November 15 TNP Securities Letter required TNP Securities to provide its written response and records on or before November 29, 2012. As of November 29, 2012, FINRA had not received the requested information and records, or any response to the November 15 TNP Securities Letter.

143. On November 15, 2012, FINRA staff also sent to TNP, through Counsel, a request letter pursuant to FINRA Rule 8210 for the written information and records requested in the October 10, 2012 letter but not provided with the November 5, 2012 submission (November 15 TNP Letter).

144. The November 15 TNP Letter was sent by first class mail and email to TNP, through its Counsel. The November 15 TNP Letter required TNP to provide responsive written information and records on or before November 29, 2012. As of November 29, 2012, FINRA had not received from TNP the requested information and records, or any response to the November 15 TNP Letter.

145. On December 11, 2012, FINRA staff conducted an onsite visit to the Principal Office Address, and hand-delivered to TNP a Rule 8210 request dated December 11, 2012 that set forth the requested information and documents from the October 10, 2012 and November 15, 2012 letters that the staff had not yet received. The December 11, 2012 letter also was sent to Counsel by email. The December 11, 2012 letter requested immediate production. On December 11, 12, and 20, 2012, TNP provided additional documents in response to the

November 15, 2012 and December 11, 2012 letters, and also sent a confirming letter dated December 18, 2012.

146. The submissions of written information and records in December 2012 by TNP included some but not all of the written information and records requested in the letters dated October 10, 2012, November 15, 2012, and December 11, 2012. Certain records provided in December 2012 contained materially inaccurate information.

147. On or about January 11, 2013, FINRA staff conducted a second onsite visit to the Principal Office Address and hand-delivered to TNP a Rule 8210 request that set forth the requested information and documents from the October 10, November 15, and December 11, 2012 letters that the staff had not yet received, and described the inaccurate information previously provided and requested a revised response. The January 11, 2013 letter also was sent to Counsel by email. The January 11, 2013 letter requested immediate production.

148. On January 11, 2013, TNP provided two additional documents in response to the October 10, November 15, and December 11, 2012 letters. The submissions of written information and records in January 2013 included some but not all of the written information and records requested in the letters dated October 10, 2012, November 15, 2012, December 11, 2012 and January 11, 2013.

149. On January 23, 2013, FINRA staff conferred with [redacted], during his on-the-record examination, regarding the responses provided by TNP. As a result of the discussion, TNP agreed to provide an amended response. On January 30 and February 1, 2013, TNP provided additional documents, including again the inaccurate information provided in December 2012. TNP also provided a written response that reflected some additional

information; it further asserted that TNP could not and would not provide a response to two related inquiries.

150. On February 5, 2013, FINRA staff again wrote to Counsel and described the outstanding deficiencies in TNP's responses, and requested production of the outstanding items by February 8, 2013, pursuant to FINRA Rule 8210.

151. On February 7, 2013, TNP, through Counsel, agreed to provide certain additional information and records, including revised schedules of payments to investors. On February 12, 2013, FINRA received additional records, including a correction of the previously produced inaccurate distribution information and documents, referenced in paragraph 146.

152. On February 12, 2013, approximately four months after the due date set forth in the initial request to TNP Securities, and three months after the duplicate request to TNP, and following substantial efforts by FINRA staff to obtain production, FINRA received most of the information and records requested in the Rule 8210 Letter dated October 10, 2012. As a result of this production, however, staff required additional information from [redacted] or TNP. As described above, [redacted] refused to appear for OTR and TNP provided no response to follow-up requests for information and documents. TNP'S failure to respond fully to the Rule 8210 request letters dated June 5, 2012, December 11, 2012 and January 11, 2013, and in a timely manner delayed and hindered FINRA's investigation.

153. By providing information and records requested pursuant to FINRA Rule 8210 after the October 23, 2012 due date, TNP Securities committed separate and distinct violations of FINRA Rule 8210. By providing information and records requested pursuant to FINRA Rule 8210 after the November 29, 2012 due date, and by twice providing inaccurate information, TNP and Thompson committed separate and distinct violations of FINRA Rule 8210. By violating

FINRA Rule 8210, TNP Securities, TNP, and Thompson engaged in conduct inconsistent with high standards of commercial honor and just and equitable principles of trade, in violation of FINRA Rule 2010.

RELIEF REQUESTED

WHEREFORE, the Department respectfully requests that the Panel:

A. make findings of fact and conclusions of law that Respondents committed the violations charged and alleged herein;

B. order that one or more of the sanctions provided under FINRA Rule 8310(a), including monetary sanctions, be imposed;

C. order that Respondents bear such costs of proceeding as are deemed fair and appropriate under the circumstances in accordance with FINRA Rule 8330; and

D. make specific findings that Respondents Thompson and TNP Securities willfully violated Section 10 of the Exchange Act and Rule 10b-5 promulgated thereunder.

FINRA DEPARTMENT OF ENFORCEMENT

Date: July 30, 2013

Cynthia A. Kittle

Cynthia A. Kittle, Senior Regional Counsel
Scott M. Andersen, Deputy Regional Chief Counsel
Jacqueline D. Whelan, Regional Chief Counsel
FINRA Department of Enforcement
300 S. Grand Avenue, Suite 1600
Los Angeles, CA 90071
(213) 613-2616; Fax No. (213) 617-1570
Cynthia.Kittle@finra.org
Scott.Andersen@finra.org
Jacqueline.Whelan@finra.org

Justin Chretien, Senior Litigation Counsel
FINRA Department of Enforcement
15200 Omega Drive, Third Floor
Rockville, MD 20850-3241
(301) 258-8514
Justin.chretien@finra.org

DOE vs Thompson, et al.
Disciplinary Proceeding No. 2011025785602

Schedule A

Financial Statement Summaries and Guaranteed Notes' Sales

Total Equity:

[redacted]

	[redacted]		[redacted]				[redacted]				[redacted]			
	Total Cumulative Equity:	Total Quarterly Profit/(Loss):	Total Cumulative Equity:	Total Quarterly Profit/(Loss):	Quarterly Sales:	Total Cumulative Sales:	Total Cumulative Equity:	Total Quarterly Profit/(Loss):	Quarterly Sales:	Total Cumulative Sales:	Total Cumulative Equity:	Total Quarterly Profit/(Loss):	Quarterly Sales:	Total Cumulative Sales:
[redacted]	$ 7,301,652.97	$ (138,576.00)												
[redacted]	$ 11,914,779.68	$ (1,540,202.00)	$ -	$ -	$ 400,000.00	$ 400,000.00								
[redacted]	$ 10,478,255.31	$ (1,329,643.00)	$ (481,293.88)	$ (482,293.00)	$ 4,947,463.13	$ 5,347,463.13								
[redacted]	$ 3,883,173.28	$ (6,050,164.00)	$ (160,702.41)	$ 320,592.00	$ 9,206,677.15	$ 14,554,140.28	$ (145.34)	$ (145.00)	$ 500,000.00	$ 500,000.00				
Total Cumulative:	$ 3,883,173.28	$ (11,058,587.00)	$ (160,702.41)	$ (161,701.00)			$ (145.34)	$ (145.00)						
Year End Audit:	$ 1,272,000.00	$ (8,481,000.00)	Unavailable	Unavailable			Unavailable	Unavailable						
[redacted]	$ 594,143.82	$ (4,847,360.00)	$ (326,607.42)	$ (165,906.00)	$ 1,603,583.00	$ 16,157,723.30	$ (511,031.76)	$ (510,887.00)	$ 5,649,043.01	$ 6,149,043.01				
[redacted]	$ (1,774,447.78)	$ (7,002,251.00)	$ (520,343.36)	$ (193,735.00)	$ 1,878,000.00	$ 18,035,723.30	$ 1,532,826.25	$ (485,618.00)	$ 4,068,776.88	$ 10,217,819.80				
[redacted]	$ (3,932,328.47)	$ (7,871,163.00)	$ (728,900.93)	$ (208,557.00)	$ 2,297,595.00	$ 20,333,318.30	$ 1,499,605.03	$ (466,271.00)	$ 3,576,927.29	$ 13,794,747.18				
[redacted]	$ (29,094,056.95)	$ (14,407,309.00)	$ (1,005,215.49)	$ (276,314.00)	$ 1,222,218.93	$ 21,555,537.23	$ (2,535,540.29)	$ (1,011,796.00)	$ 5,530,626.50	$ 19,325,373.68				
Total Cumulative:	$ (18,094,056.95)	$ (34,128,083.00)	$ (1,005,215.49)	$ (844,312.00)			$ (2,838,840.29)	$ (2,474,881.00)						
Year End Audit:	$ (13,580,000.00)	$ (25,645,000.00)	Unavailable	Unavailable			$ (2,536,000.00)	$ (2,475,000.00)						
[redacted]	$ (18,064,835.18)	$ (7,119,830.00)	$ (1,276,628.68)	$ (271,414.00)	$ 44,000.00	$ 21,599,537.23	$ (4,304,453.58)	$ (1,203,717.00)	$ 6,949,529.33	$ 26,274,903.01				
[redacted]	$ (23,726,464.73)	$ (5,339,771.00)	$ (1,543,967.69)	$ (267,339.00)			$ (5,561,894.78)	$ (1,373,002.00)					$ 75,000.00	$ 75,000.00
[redacted]	$ (30,452,226.78)	$ (2,999,978.00)	$ (1,931,595.43)	$ (387,627.00)			$ (6,803,709.36)	$ (986,666.00)			$ 17,238.40	$ (17,257.00)	$ 1,298,849.21	$ 1,381,849.21
[redacted]	$ (38,490,260.74)	$ (7,273,915.00)	$ (2,386,171.80)	$ (254,576.00)			$ (8,043,227.01)	$ (1,702,229.00)			$ (116,417.65)	$ (46,671.00)	$ 490,000.00	$ 1,851,849.21
Total Cumulative:	$ (38,490,260.74)	$ (22,733,494.00)	$ (2,186,171.80)	$ (1,180,956.00)			$ (8,043,227.01)	$ (5,243,644.00)			$ (158,417.65)	$ (68,828.00)		
Year End Audit:	$ (29,112,000.00)	$ (23,673,000.00)	Unavailable	Unavailable			$ (8,044,000.00)	$ (5,246,000.00)			$ (115,000.00)	$ (83,000.00)		
[redacted]	$ (34,620,992.11)	$ (2,548,057.00)	$ (2,457,768.00)	$ (271,596.00)			$ (7,075,822.20)	$ (1,042,584.00)			$ (205,838.63)	$ (64,035.00)	$ 145,000.00	$ 1,996,849.21
[redacted]	$ (37,375,040.19)	$ (4,569,881.00)	$ (2,664,991.68)	$ (207,223.00)			$ (7,772,486.62)	$ (508,410.00)			$ (344,601.37)	$ (74,562.00)	$ 462,500.00	$ 2,459,349.21
[redacted]	$ (43,641,719.17)	$ (5,482,328.00)	$ (2,741,939.83)	$ (76,948.00)			$ (8,713,758.31)	$ (843,030.00)			$ (404,080.96)	$ (29,029.00)	$ 401,634.14	$ 2,860,983.35
[redacted]	$ (42,667,133.75)	$ (4,534,400.00)	$ (2,836,805.26)	$ (88,475.00)			$ (9,703,591.58)	$ (790,212.00)			$ (474,104.48)	$ (53,390.00)	$ 466,000.00	$ 3,326,983.35
Total Cumulative:	$ (42,667,133.76)	$ (17,184,666.00)	$ (2,835,806.26)	$ (644,242.00)			$ (9,701,891.84)	$ (3,184,294.00)			$ (474,104.48)	$ (221,016.00)		
Year End Audit (Draft):	$ (41,194,000.00)	$ (17,091,000.00)	Unavailable	Unavailable			$ (9,702,000.00)	$ (3,183,000.00)			$ (474,000.00)	$ (222,000.00)		
[redacted]	$ (43,545,323.85)	$ (1,668,720.00)	$ (2,912,857.26)	$ (78,832.00)			$ (10,808,648.87)	$ (664,580.00)			$ (334,710.91)	$ (42,885.00)	$ 60,000.00	$ 3,386,983.35
[redacted]	$ (47,993,404.91)	$ (4,945,637.00)	$ (3,004,034.28)	$ (91,377.00)			$ (11,886,664.89)	$ (1,151,839.00)			$ (633,133.12)	$ (98,423.00)		
[redacted]	$ (47,807,746.56)	$ (4,360,115.00)	$ (3,088,817.88)	$ (84,269.00)			$ (12,835,896.16)	$ (918,414.00)			$ (634,540.82)	$ 32,476.00		
[redacted]	$ (49,396,330.00)	$ 706,278.00		$ -			Unavailable	$ 32,752.00			Unavailable	$ -		
Total Cumulative:	$ (49,396,330.00)	$ (10,268,176.00)		$ (292,498.00)				$ (2,702,173.00)				$ (108,832.00)		
Year End Audit:	Unavailable	Unavailable	Unavailable	Unavailable			Unavailable	Unavailable			Unavailable	Unavailable		

Did the Lahaina purchase cause the KeyBank Line of Credit default?

YES

Here are the Facts:

Before the purchase of the Lahaina all KeyBank loan covenants were met and the loan was in compliance according to the Company's compliance certificate for September 30, 2012 (see Company Compliance Certificate for September 30, 2012 CLICK HERE).

The purchase of Lahaina caused the Company to violate three covenants any one of which is a default under the loan agreement (see analysis CLICK HERE)

- Total Leverage Ratio Covenant
- Interest Coverage Ratio Covenant
- Fixed Charge Coverage Ratio Covenant

Per the line of credit loan documents, these covenants are to be met at all times not just at quarter end. Note the Lahaina transaction closed on November 9, 2012.

1900 Main Street, Suite 700, Irvine, California 92614
TOLL-FREE (877) 982-7846 FAX (949) 252-0212 WEB www.tnpreit.com

Key Bank National Association, as Agent
225 Franklin Street
Boston, MA 02110

Attn: Mr. Christopher Neil

RE: TNP SRT Secured Holdings, LLC - Compliance Certificate for July 1, 2012 through September 30, 2012 – Q3 2012 Compliance

Dear Ladies and Gentlemen:

This Compliance Certificate is made with reference to that certain Credit Agreement dated as of December 17, 2010 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TNP SRT Secured Holdings, LLC and certain of its Subsidiaries (collectively, the "Borrower"), the financial institutions party thereto, as lenders, and KeyBank National Association, as Agent. All capitalized terms used in this Compliance Certificate (including any attachments hereto) and not otherwise defined in this Compliance Certificate shall have the meaning set forth for such terms in the Credit Agreement. All Section references herein shall refer to the Credit Agreement.

I hereby certify that I am the Chief Financial Officer of TNP SRT Secured Holdings, LLC, and that I make this Certificate on behalf of each Borrower. I further represent and certify on behalf of the Borrower as follows as of the date of this Compliance Certificate:

(a) I have reviewed the terms of the Loan Documents and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and consolidated and consolidating financial condition of the Borrower and its Subsidiaries, during the accounting period (the "Reporting Period") covered by the financial reports delivered simultaneous herewith pursuant to Section 5.01[(a)][(b)], and that such review has not disclosed the existence during or at the end of such Reporting Period (and that I do not have knowledge of the existence as at the date hereof) of any condition or event which constitutes a Default or Event of Default.

(b) Attached hereto as Schedule A-1 is a list of the Real Property that comprises the Pool and the Pool Value, and Schedule A-2 is a list of the Real Property assets that were identified as being in the Pool in the last Compliance Certificate and that are no longer qualified to be in the Pool as of the last day of the Reporting Period.

(c) Attached hereto as Schedule B-1 is a detailed calculation of Interest Expense for the Reporting Period and Schedule B-2 is a detailed calculation of Interest Expense, principal and due and payable on Indebtedness, and cash dividends payable on the Guarantor's preferred stock for the Reporting Period, which amounts aggregated:

Schedule B-1	$2,687,250
Schedule B-2	$3,155,750

(d) Attached hereto as Schedule C is a detailed calculation of Adjusted EBITDA for the Reporting Period, which amount was:

Schedule C Adjusted EBITDA $4,647,000

(e) As of the last day of the Reporting Period:

1. Interest Coverage Ratio:

(a)	Adjusted EBITDA (for the prior quarter)	$4,647,000
(b)	Interest Expense (for the prior quarter)	$2,687,250
(c)	Interest Coverage Ratio	1.73:1.00

Covenant (circle applicable level)

At all times during the following periods:	Interest Coverage Ratio:
Effective Date through October 31, 2012	1.50:1
November 1, 2012 through December 31, 2012	1.60:1
January 1, 2013 and thereafter	1.70:1

In compliance? **Yes**

2. Fixed Charge Coverage Ratio Calculation:

(a)	Adjusted EBITDA[1]	$4,647,000
(b)	Principal paid and due	$468,500
(c)	Interest Expense	$2,687,250
(d)	Cash Dividends on Preferred Stock	$ - 0 -
(e)	Aggregate of (b) plus (c) plus (d)	$3,155,750
(f)	Fixed Charge Coverage Ratio ((a) to (e)	1.47:1.00

Covenant (circle applicable level)

At all times during the following periods:	Fixed Charge Coverage Ratio:
Effective Date through October 31, 2012	1.30:1
November 1, 2012 through December 31, 2012	1.35:1
January 1, 2013 and thereafter	1.40:1

In compliance? **Yes**

[1] Capex reserve requirement equal to $0.20 per square foot

3. Tangible Net Worth ("TNW"):

(a)	Assets less	$280,375,995
(b)	Intangible Assets less	$126
(c)	Liabilities	$199,022,295
(d)	Tangible Net Worth ((a) minus (b) minus (c))	$83,353,826

Calculation of Required Tangible Net Worth

(i)	85% Tangible Net Worth as of Effective Date: March 31, 2012	$54,617,600
(ii)	85% of Net Proceeds Generated by and Common or Preferred Share Issuances (i.e., 0.85 x $21,216,367):	$19,651,005
(iii)	85% of equity in Real Properties contributed to TNP REIT	$
(iv)	Required Tangible Net Worth ((i) + (ii) +(iii))	$74,268,605

Covenant: (d) must exceed (iv)

In compliance? **Yes**

4. Total Leverage Ratio Calculation:

(a)	Indebtedness	$181,729,000
(b)	Total Asset Value	$247,952,611
(c)	Total Leverage Ratio	73%

Covenant (circle applicable level)

At all times during the following periods:	Total Leverage Ratio
Effective Date through October 31, 2012	75%
November 1, 2012 through December 31, 2012	70%
January 1, 2013 and thereafter	65%

In compliance? **Yes**

5. Varying Interest Rate Calculation:

(a)	Indebtedness with a varying interest rate	$38.437,000
(b)	Indebtedness	$181,729,000
(c)	(a) to (b)	18.95%

Covenant: <20%

In compliance? **Yes**

6. Minimum Liquidity:

(a)	Cash and cash equivalents	$2,881,000
(b)	Unused Availability	$602,076
(c)	Liquidity ((a) + (b))	$3,483,076

Covenant (circle applicable level)

At all times during the following periods:	Liquidity:
Effective Date through September 30, 2012	Waived
October 1, 2012 through December 31, 2012	$500,000
January 1, 2013 through March 31,, 2013	$750,000
April 1, 2013 and thereafter	$1,000,000

In compliance? **N/A, waived through September 30, 2012**

7. Other Recourse Debt:

(a)	Other Recourse Debt	$1,985,330
(b)	Total Asset Value	$247,952,611
(c)	(a) divided by (b)	.80%

Covenant: < 15%

In compliance? **Yes**

(a) TNP SRT REIT, INC. is a 10% recourse guarantor on the TNP SRT Waianae Mall, LLC loan.

8. Currently Defaulted Other Debt:

(a) Aggregate Defaulted Recourse Debt (not in excess of $20,000,000) — $0

In compliance? **Yes**

(b) Aggregate Defaulted Non-Recourse Debt (not in excess of $40,000,000) — $0

In compliance? **Yes**

9. Investment Parameters:

(a)	Investments in Unimproved Land		$5,900,000
(b)	Total Asset Value		
(c)	(a) divided by (b)	2.38%	

Covenant: ≤ 5%

In compliance? **Yes**

(d)	Investments in Properties Under Development		$0
(e)	Total Asset Value		$247,952,611
(f)	(d) divided by (e)	0%	

Covenant: ≤ 10%

In compliance? **Yes**

(g)	Investments in Assets which are not Retail Properties		$0
(h)	Total Asset Value		$247,952,611
(i)	(g) divided by (h)	0%	

Covenant: ≤ 10%

In compliance? **Yes**

(j)	Investments in Unconsolidated Affiliates		$0
(k)	Total Asset Value		$247,952,611
(l)	(j) divided by (l)	0%	

Covenant: ≤ 10%

In compliance? **Yes**

(m)	(a) plus (d) plus (g) plus (j)		$0
(n)	Total Asset Value		$247,952,611
(o)	(m) divided by (n)	0%	

Covenant: ≤15%

In compliance? **Yes**

This Compliance Certificate has been executed and delivered as of the date set forth above.

By: [signature]

Name: Dee Balch
Title: Chief Financial Officer

<u>Did the Lahaina purchase cause the KeyBank Line of Credit default?</u>

<u>Analysis</u>

<u>Here are the effects of a pro forma purchase of Lahaina Gateway Center on certain KeyBank loan covenants and it shows that the purchase of Lahaina caused SRT to violate three covenants of the KeyBank loan.</u>

Total Leverage Ratio ("TLR")

At September 30, 2012, per the REIT's compliance certificate, the TLR was at 73%, and was in compliance (see table below). This TLR is slightly under the TLR limit of 75% that was in effect on September 30, 2012. The required TLR under the loan agreement dropped by its terms to 70% as of November 1, 2012, and then to 65% as of January 1, 2013.

<u>On a proforma basis buying Lahaina for a price of $31 million and debt of $29 million would increase the REIT's Total Leverage Ratio to 76%, which violates the covenant limit of 70% in effect at November 1, 2012.</u>

Total Leverage Ratio	Total Debt	Total Asset Value	Total Leverage Ratio	**Maximum** Ratio in Effect	Over/ Under	Met or Default
Per Certificate at 9/30/12	181,729,000	247,952,611	73%	75%	Under by 2%	YES-MET
Add Lahaina	29,000,000	31,000,000				
With Lahaina	210,729,000	278,952,611	76%	70%	OVER by 6%	**DEFAULT**

Interest Coverage Ratio ("ICR")

Per the REIT's compliance certificate, at September 30, 2012 the required ICR ratio of 1.5 is met.

To add Lahaina on a pro forma basis, the quarterly EBITDA is assumed to be an 8% cap rate on the $31,000,000 price and the quarterly interest expense is calculated at one quarter of $29,000,000 at 9.32% which is the first year average interest rate.

<u>The resulting ICR is 1.57 which would violate the loan covenants in effect at November 1, 2012.</u>

Interest Coverage Ratio	Adjusted EBITDA	Interest Expense	Interest Coverage Ratio	**Minimum** Ratio in Effect	Over/ Under	Met or Default
Per Certificate at 9/30/12	4,647,000	2,687,250	1.73	1.50	OVER	YES-MET
Add Lahaina	620,000	675,700				
With Lahaina	5,267,000	3,362,950	1.57	1.60	UNDER	**DEFAULT**

Fixed Charge Coverage Ratio ("FCCR")

Per the REIT's compliance certificate, at September 30, 2012 the required FCCR of 1.3 is met.

To add Lahaina on a pro forma basis, the quarterly EBITDA is assumed to be an 8% cap rate on the $31,000,000 price and the quarterly interest expense is calculated at one quarter of $29,000,000 at 9.32% which is the first year average interest rate. In addition, the scheduled principle payment for the fourth quarter of 2012 for Lahaina is added per the loan agreement.

The resulting Fixed Charge Coverage Ratio is 1.26 which would violate the loan covenants applicable on November 1, 2012.

Fixed Charge Coverage Ratio	Adjusted EBITDA	Principal and Interest Payments	Fixed Charge Coverage Ratio	**Minimum** Ratio in Effect	Over/ Under	Met or Default
Per Certificate at 9/30/12	4,647,000	3,155,750	1.47	1.30	OVER	YES-MET
Add Lahaina	620,000	687,518				
With Lahaina	5,267,000	4,176,601	1.26	1.35	UNDER	**DEFAULT**

Note: "Value" and "EBITDA" are defined terms in the KeyBank loan documents for the purposes of calculating loan covenants and should not be used for any other purpose and are not an assessment of market value of the real estate or net income by the Company.

Did Thompson National Properties mislead the Independent Directors on the Lahaina Purchase?

Here are the facts:

YES - The Independent Directors believe that Thompson National Properties misled the Board with respect to impact on the KeyBank Covenants

In an email to the Board dated October 3, 2012 James Wolford, the CFO of Thompson National Properties told the Independent Directors that **"we do meet the loan covenant under the KeyBank line of credit with the acquisition of the Lahaina property as presented at yesterday's board meeting".**

To see the Wolford memo CLICK HERE

We know that the purchase on a pro forma basis violated three loan covenants of the Key Bank Loan.

To see the actual effect of the purchase on the KeyBank line covenants CLICK HERE

YES - The Independent Directors believe that Thompson National Properties misled the Board with respect to the Torchlight Debt.

The actual loan put on the property at closing by Torchlight was significantly different from what was in the Acquisition Presentation given by Thompson to the board and the October 10 term sheet. The undisclosed loan terms were materially detrimental to the Company.

The actual loan terms were are also significantly different from the prior transaction on Constitution Trail with Torchlight.

The undisclosed major differences were:

The actual interest rate was an average rate of 11.01% instead of the 8.33% shown in the Acquisition Presentation and 8.04% shown in the Torchlight term sheet. ***This equates to over $3.7 million in additional interest over the term of the loan.***

The Acquisition Presentation did not say that ***the loan was effectively full recourse*** putting all the Company's assets at risk, as opposed to the standard non-recourse loans used by the Company.

The Company could not prepay the loan by refinancing or selling the asset due to the punitive yield-maintenance provisions that would require a fee of approximately $12,000,000 in excess of the loan balance for a repayment or foreclosure in July of 2013. The Acquisition Presentation called for a first loan with no prepayment costs after 24 months when the actual loan had a yield maintenance fee of 1.5 times the loan amount less interest paid. The payoff fee started at $14 million and declines over time. ***At the end of two years the pre-payment fee would be approximately $8.1 million instead of zero as presented.***

The Acquisition Presentation did not discuss the ***cross default provision with Thompson National Properties nor the default that would be triggered by the sale of Thompson controlled stock.*** These were significant risks given TNP's over $40 million negative net worth as shown in the FINRA complaint.

The Acquisition Presentation did not discuss that Torchlight had a unilateral right to refinance a senior portion of the Lahaina Loan in its discretion and at the expense of the Company (provided the economic terms of such refinancing were not materially different than those of the Lahaina Loan), but no obligation to share any resulting savings from such a refinancing.

The recourse and onerous loan terms and lender approval rights make any assumption of the loan by a buyer in order to avoid yield maintenance extremely difficult, and would likely have negatively impacted the asset's valuation.

The Acquisition Presentation did not discuss that the lender had effective consent/control over a number of important Company matters, including board composition, board committee changes and transfers of company securities.

See actual "Acquisition Presentation" provided by Thompson to the board at an October 2, 2012 board meeting CLICK HERE

See actual term sheet from Torchlight dated October 10, 2012 CLICK HERE

phillip levin

From: "James Wolford" <J.Wolford@tnpre.com>
To: "'phillip levin'" <levindevelopment@ameritech.net>; "'Jeffrey Rogers'" <jeffrey.s.rogers@gmail.com>; <jmaier@headwatersmb.com>
Cc: <peter.kompaniez@aimco.com>; "Tony Thompson" <tt@tnpre.com>; "Dee Balch" <d.balch@tnpre.com>; "Steve Corea" <S.Corea@tnpre.com>; "Jim A'Hearn" <J.Ahearn@tnpre.com>; "Cory Mellody" <c.mellody@tnpre.com>
Sent: Wednesday, October 03, 2012 4:24 PM
Attach: SRT Revised Lahaina.pdf; SRT Cash Flow.pdf; SRT Revised CF_FFO Lahaina.pdf
Subject: SRT Board Follow-Ups

Gentlemen:

As requested, I have attached the following schedules for your review

- FFO/MFFO Projection which includes the acquisition of Lahaina to the SRT portfolio. You will note there is no negative impact to FFO or MFFO as a result of the acquisition of Lahaina.
- Acquisition tear sheet with the inclusion of the Lahaina acquisition
- Cash Flow projection for the remainder of 2012 which includes the impact from the acquisition of the Lahaina property and excludes the cash flow from the properties assumed to be sold during the remainder of the year (Ensenada, Aurora and Waianae).

We do meet the loan covenants under the Key Bank line of credit with the acquisition of the Lahaina property as presented at yesterday's Board meeting.

Please let me know if you have any questions regarding the attached

Thanks

ACQUISITION PRESENTATION

Potential Acquisition by TNP Strategic Retail Trust, Inc.

Lahaina Gateway
Lahaina, Maui, HI
Lahaina Farms Market, Barnes and Noble and Office Max anchored multi-tenant retail center
136,683 square feet – 80.83% leased


LAHAINA
GATEWAY

October 1, 2012
Prepared By: TNP Acquisitions Team

Lahaina Gateway, Lahaina, Maui, HI

October 1, 2012

Board of Directors
TNP Strategic Retail Trust, Inc.

Lahaina Gateway
305 Keawe Street
Lahaina, Maui, 96761

The following Presentation is submitted to the TNP Strategic Retail Trust, Inc. for consideration as a potential acquisition. The proposed investment will be for 2 to 4 years and produce IRR's for 2 years of 27.43% (unleveraged) and 78.71% (leveraged), to 17.11% (unleveraged) to 38.34% (leveraged) based on a residual cap rate of 6.50%.

Current Status

The property is under contract at $32,000,000 ($234.12 psf – 8.17% Cap Rate) with the close of escrow scheduled for October 2012. The Cap Rate has improved from the 7.66% previously presented in June due to lease renewals at better than expected terms and 3 pending new leases for approximately 5,100 sf. The purchase will be financed by a $29.0 million loan from Torchlight Investors which will be reduced to $9.0 million post closing by a new $20.0 million senior loan from J.P. Morgan. Total leverage at the close will be $29,000,000 or 90.6% LTV. ***The property was appraised by Key Bank at $37.7 million AS-IS at June 2012 with a stabilized value of $40.4 million at June of 2013.***

Why Acquire Lahaina Gateway

Lahaina Gateway is a contemporary style neighborhood retail center developed in 2008 after a 20 year entitlement and development process. The property enjoys extensive frontage on Honoapoolani Highway. Total development cost was in excess of $65 million. The property developer was undercapitalized lost the property thru foreclosure to the lender, Central Pacific Bank of Hawaii. The property is being purchased as an REO for less than 50% of replacement cost. The property is located on leased land with a current expiration of approximately 50 years. The fee owner does not want to own the property and will negotiate a significant extension of the term.

- **Deeply Discounted Acquisition Price** – The property is being purchased at a 50% approximate discount from recent development cost.
- **Lahaina Cannery Mall** - Located across the street from Lahaina Gateway recently sold for $60 million at a sub 4% cap rate. Synergistic retail critical mass for both centers.
- **Newly constructed Class A retail center** – The property is newly constructed and has been maintained in a first class condition with no deferred maintenance.
- **Single location in the market** – Many of the tenants, including Barnes and Noble and Office Max, are the only retailers in their respective categories on the island of Maui to serve a permanent population of over 155,000 and a significant tourist and second home population as well.
- **Barriers to Entry** – Land use issues on the island and even the availability of land itself in viable locations, makes the potential to develop competing properties almost impossible..
- **Unique Shopping Environment** – The property offers a unique shopping experience with many one of a kind specialty shops, gourmet grocery, services, and exciting restaurants. Westin's Kaanapali resorts offer daily bus service for their guests. Open 7 days a week. Free parking and easy access to all stores.
- **Destination tenants serving tourists and locals** – Property includes Outback Steakhouse, Melting Pot, Italian Delight, Genki Sushi and Teddy's Bigger Burger. Also included is Lahaina Farms Market which is owned by ABC Stores, the dominant Hawaii based retailer.
- **Highly Desirable Lahaina Location** – West Kaanapali area of Maui is a major tourism area with the bulk of the shopping and restaurant amenities in the area. The property is located within a few

miles of several thousand hotel and condominium units serving the tourism and time share industry.

- **Management Turnaround Opportunity** – The property has been in the hands of former distressed borrower, the bank or a receiver for over 3 years. No leasing has occurred due to lack of capital or competent asset management during that time.
- **Immediate Leasing Potential** – There is about 10,000 sqr ft of potential leasing that the bank has refused to consider that TNP would consider timely and very attractive. Potential tenant include IHOP Restaurant, Kaiser HMO Health Care and Maui County.
- **Strong Traffic Counts** - The combined north south traffic counts on Honoapiilani Highway, the major street adjacent to the property is approximately 34,325 cars per day. Note that the property is also served by bus from several resort hotel properties.

Business Plan

- Hold for 4 years and sell to realize the increase value produced by additional leasing activity.
- Remedy access issues with a $500,000 capital project to radically improve access to the property.
- Negotiate significant extension to the ground lease of at least 20 years to a term of 70 years at a cost of $500,000.
- Expand geographic reach of SRT marketing and share sales efforts.

Property Description

- **Address:** 305 Keawe Street, Lahaina, Maui, 96761
- **Number of Buildings:** 6 building
- **Occupancy:** 110,477 square feet – 80.83% leased
- **Parcel Size:** 11.363 acres
- **Year Built:** 2008
- **Parking:** 729 spaces. Parking ration of 5.33 per 1,000 sf.

3rd Party Assessment Reports

Property Condition Assessment: Prepared by National Due Diligence Services, Inc. (NDDS) dated September 24, 2012. Property is in excellent condition - Capital Expense Reserve determined to be only $0.09 psf/yr. Recommended reseal and paving work totaling $59,000 which is recoverable from tenants thru CAM billing.

Phase I Report – Prepared by National Due Diligence Services, Inc. (NDDS) dated September 24, 2012. No Recognized Environmental Conditions (REC) present on the property. No further investigation recommended.

PML Report – Prepared by National Due Diligence Services, Inc. (NDDS) dated September 24, 2012. No Recognized Environmental Conditions (REC) present on the property. PML score of 11% to 14% reported. No Seismic risk present as a result.

Tenant Sales:

- Lahaina Farms Market – 12 months sales ended April 2012 are $614.80 psf and increasing.
- Other tenant sales have not been reported in a consistent manner due to the distressed former owner not following up and incomplete information from the court appointed receiver.

Loan Terms – 1st Mortgage – JP Morgan:

- Loan Proceeds: $20,000,000 (62.50% LTV)
- Interest Rate: Yr 1 – 4.65%
- I/O: years 2 on Key Line – 30 yr am thereafter
- Terms: Due in 5 years, ***open to prepayment after 24 months at par (no fee)***

Loan Terms – Mezz Loan - Torchlight:

- Loan Proceeds: $9,000,000 (26.96% LTV)
- Interest Rate: 16.50% interest only
- Terms: Due earlier of 5 years or maturity of 1st Mortgage
- Prepayment Penalty: subject to 1.5 multiple of loan amount offset by 16.50% interest payment

Deal Level Capital Structure

• Purchase Price	$32,000,000	
• TNP Acquisition Fee	800,000	* 2.50% of purchase price
• Financing Fees and Costs	500,000	Includes fees to Torchlight and HFF
• Closing and Carry Costs	595,000	Includes Hawaii Transfer Tax
• Working Capital	133,000	
• Total Acquisition Costs	$34,028,000	
Less:		
• New Loan	$29,000,000	90.63% LTV – include $9.0 mill of Mezz
• Total Required Equity	$ 5,028,000	

- ***Total Cash to close estimated to be $2,528,000.***

Lease Rollover Summary

- ➢ Minimal rollover next 3 years of 12.80%.
- ➢ Largest tenants under lease thru 2018 - 2023.

Year Ended:

• Sept 2013	10,433	7.63% - 3 tenants – all expected to renew
• Sept 2014	5,371	3.93%
• Sept 2015	1,700	1.24%
• Sept 2016	4,300	3.15%
• Sept 2017	2,800	2.05%
• Sept 2018	45,184	33.06% - Includes Barnes and Noble (24,579 sf & 5 others
• Sept 2018	22,505	16.47% - Includes Office Max
• Sept 2023	18,185	13.30% - Includes Lahaina Farms Market
Total	110,477	80.83% - current occupancy

Maui, HI:

Maui, the second largest island in the Hawaiian chain, lies midway between Oahu and Hawaii. The island is often called the "Valley Island," because of its valley-like central isthmus stretching between two mountain masses. The island measures 25 miles from north to south, a maximum 38 miles from east to west, and contains 728 total square miles. The western shores of the island of Maui include approximately 20 miles of clean, accessible, sandy beaches.

Wailuku, the historical hub of island business, is the seat of government for Maui County, which includes the major islands of Maui, Molokai, Lanai, and Kahoolawe. Adjacent is Kahului, the headquarters for HC&S, the world's largest sugar plantation, and the site of the primary transshipment facilities at Kahului Harbor and Kahului Airport. The Wailuku/Kahului central windward area of the island is the focus for Maui industrial activity, and the employment and resident population centers of the county outside the destination resorts. Sugar production has traditionally been the island's base industry; however, with the closure of Wailuku Mill in the early 1980s and the recent shut down of Pioneer Mill (Lahaina), alternative agricultural, commercial, and residential opportunities for the land are being pursued, with the tourism - oriented businesses of the leeward side of the island (West and South Maui) coming to dominate the economy and job market.

Population projections based on the Population and Economic Projections for the State of Hawaii to 2025 (DBEDT 2025 series dated July 2009), forecasted that the 2005 county population of circa 138,700 would increase by 43.26 percent, reaching 198,700 persons, by the year 2035. Such expansion would equate to a compounded annual growth rate of about 1.21 percent. Most of the growth is forecast to occur in the three "major" *Community Plan* regions of the island–West Maui (which includes the subject), Wailuku-Kahului, and Kihei-Makena. Attracted by a thriving tourism plant, some 35,000-plus nonresidents additionally populate the island each day. The capital expenditures associated with the development and operation of visitor oriented facilities and services now comprise some 80 percent of the total island economy, and have a ripple effect throughout all governmental and private finances. Other than Oahu, Maui has had the lowest unemployment rates in the state with annual averages ranging from 2.4 to 8.6 percent

Competition Summary:

Lahaina Gateway includes a significant collection of retailers not found anywhere else on the island. The Lahaina Cannery Mall, located across the street provides synergy and critical mass to Lahaina Gateway as depicted in the picture below – right side.



Demographics:

Population:	** 3 Mile **	** 10 Mile **	
2015 Projection	10,996	22,160	
2010 Estimate	10,657	21,262	
2000 Census	10,035	18,083	
Household Income:	** 2000 **	** 2010 **	** 2015 **
Median HH Income	$54,172	$64,252	$72,594
Avg. Median HH Inc.	$73,149	$83,326	$95,561
Per Capita Income	$25,007	$27,931	$32,056

Location Map:

Lahaina Gateway, Lahaina, Maui, HI



Aerial:



Lahaina Gateway
Lahaina, HI

INVESTMENT PRO FORMA

Purchase Assumptions				
NRSF				136,883
Vacancy @ Close / Stabilization			20.00%	5.00%
Going-in CAP & Purchase Price	8.17%	$	234.12	$ 32,000,000
Going-in CAP & Defeasance	8.17%	$	234.12	-
Due Diligence/Closing Costs			0.00%	-
Acquisition Fee - (1% on $16.0 million)			2.50%	800,000
Capital Acquisitions Costs			0.00%	-
Mortgage Brokerage Fees - Loan Fee (HFF)			1.00%	200,000
Mortgage Brokerage Fees - Equity			0.00%	-
Preferred Equity Reserve			0.00%	-
Loan Orig Fee - Torchlight (1% on $28.0 + 2% on $1.0)			1.03%	300,000
Immediate Repair Items			0.00%	-
Leasing Reserve			0.00%	-
Transfer Tax (100%)			1.00%	320,000
Mortgage & Intangibles Tax (100%)			0.00%	-
Seller Credit			0.00%	(1,000,000)
Impounds			0.00%	-
Broker Fees			0.00%	1,000,000
Ground Lease Extension			0.00%	-
Legal / Title / Closing			0.63%	200,000
Third Parties / Survey			0.23%	75,000
Contingency			0.42%	133,000
Total Acquisition Costs			$248.90	$ 34,028,000
Projected Loan Amt. - Initially Funded			55.84%	(19,000,000)
Projected Loan Amt. - Fully Funded			58.78%	(20,000,000)
Mezzanine Loan/Pref Equity	85.22%		26.45%	(9,000,000)
Holdback - TI/LC Reserve				1,000,000
Total Equity Required to Close	90.63%			$ 6,028,000

Financing Assumptions - 1st TD		
Fixed (Index / Rate)		0.700%
Spread		+ 3.950%
Index + Spread		4.650%
Loan Amount	62.50% LTV	20,000,000
Amortization (Yrs)		30
I/O Period (# of Years)		2
DSCR		1.25x
Term		5
Lender Exit Fee		0.00%

Financing Assumptions - Mezzanine			
Fixed (Index / Rate)		10T	16.500%
Spread			+ 0.000%
Index + Spread			16.500%
I/O Period (# of Years)			5
Amortization (Yrs)			
Pay Rates:			
Yr 1	Yr 2	Yr 3	
9.000%	16.500%	16.500%	
Prepay Multiple	1.5		

Reserve Assumptions	
Annual General Leasing Reserve ($/sf)	$1.72
Annual Leasing Reserve ($ - Cap $700,000)	$235,000

Refinance Assumptions		
Refinance (Interest Rate / LTV)	0.00%	0.00%
Amortization (Yrs)	-	-

Exit Assumptions	
Exit Capitalization Rate	6.50%
Cost of Sale	2.50%
Year of Sale	5

Lease Assumptions			
Market Rent			
	5 yr Term		
	$0.00		
	0.00	0.00	3.00%
	0.00	0.00	3.00%
	0.00	0.00	3.00%
	0.00	0.00	3.00%
	0.00	0.00	3.00%
Retention Ratio	75%		
Downtime (mo.)	6		
Lease Term (yrs)	5		
TI			
New	-		
Renewal	-		
Blend	-	-	
LC			
New	6.000%		
Renewal	3.000%		
Blend	3.750%	0.000%	

Project Cash Flows FYE		Year 1 - Sep-2013		Year 2 - Sep-2014		Year 3 - Sep-2015		Year 4 - Sep-2016		Year 5 - Sep-2017	
Effective Gross Revenue			$ 6,147,977		$ 5,786,374		$ 5,968,733		$ 6,057,282		$ 6,137,420
Management			$ (205,919)		$ (231,855)		$ (238,749)		$ (242,292)		$ (245,497)
Total Operating Expenses		$ (1.42)	$ (2,326,179)	$ (1.46)	$ (2,385,424)	$ (1.49)	$ (2,445,685)	$ (1.53)	$ (2,515,285)	$ (1.58)	$ (2,588,511)
Net Operating Income			$ 3,615,879		$ 3,169,095		$ 3,284,299		$ 3,298,718		$ 3,303,412
Capitalization Rate			8.17%		[illegible]		10.30%		10.37%		10.33%
Tenant Improvements			(494,935)		(309,986)		(63,768)		(6,144)		(3,091)
Leasing Commissions			(140,845)		(127,582)		(49,679)		(3,215)		0
Capital Improvements			(500,000)		0		0		0		0
Ground Lease Extension			0		(500,000)		0		0		0
Asset Management Fees	1.00%		(51,480)		(57,984)		(59,887)		(60,573)		(61,374)
Total Reserve Costs			($1,187,260)		($995,534)		($203,132)		[illegible]		($64,465)
Cash Flow Before DS & Reserves			$ 1,428,619		$ 2,173,561		$ 3,081,187		$ 3,230,783		$ 3,238,947
Unleveraged Yield			4.36%		6.63%		9.32%		8.85%		8.89%
Lender Required Leasing Reserve			($235,000)		($235,000)		($235,000)		($235,000)		($235,000)
Leasing Reserve Draw			$635,780		$437,570		$143,445		$8,359		$3,091
Cash Flow Before Debt Service			$ 1,829,399		$ 2,376,131		$ 2,989,612		$ 3,004,142		$ 3,006,038
Lender Required TI/LC Reserve Balance			1,235,000		834,220		631,650		723,205		948,846
Reserve Balance Applied			(635,780)		(437,570)		(143,445)		(8,359)		(3,091)
Cumulative Balance			599,220		396,650		488,205		714,846		946,755
Deferred Interest - Preferred Equity			675,000		0		0		0		0
Debt Service - 1st TD			($930,000)		($930,000)		$1,237,528)		($1,237,528)		($1,237,528)
Debt Service - Preferred Equity			($1,485,000)		($1,485,000)		($1,485,000)		($1,485,000)		($1,485,000)
Total Debt Service		0.82x	(1,740,000)	0.90x	(2,415,000)	1.13x	(2,722,528)	1.18x	(2,722,528)	1.19x	(2,722,528)
Cash Flow Avail. for Distribution			$ 89,399		$ (38,869)		$ 267,083		$ 281,614		$ 286,509
Cumm Avg - Current Cash on Cash Return		1.48%	1.48%	0.42%	-0.64%	1.76%	4.40%	2.47%	4.64%	2.92%	4.72%
Initial Equity Balance		6,028,000	6,028,000		6,088,869		6,088,869		6,088,869		6,088,869
Ending Equity Balance			6,028,000		6,088,869		6,088,869		6,088,869		6,088,869
Total Project Capitalization											
Additional Capital Costs			3,215,260		476,439		143,445		8,359		3,091
Total Project Capitalization		$ 257.84	$ 35,215,260	$ 261.13	$ 35,691,699	$ 262.18	$ 35,835,144	$ 262.24	$ 35,843,503	$ 262.26	$ 35,846,594
NOI/Total Cap (Current/Forward)		7.43%	9.00%	8.88%	9.20%	9.17%	9.21%	9.21%	9.22%	9.22%	9.50%
Loan to Total Capitalization			56.79%		56.04%		54.93%		54.00%		53.04%
Resale Assumptions											
Resale Price		$ 356.70	$ 48,755,308	$ 368.87	$ 50,527,877	$ 371.41	$ 50,764,846	$ 372.08	$ 50,852,482	$ 383.47	$ 52,413,354
Cost of Sale			(1,218,883)		(1,263,192)		(1,269,121)		(1,271,312)		(1,310,334)
Return of Leasing Reserve			$ 599,220		$ 396,650		$ 488,205		$ 714,846		$ 946,755
Mortgage Balance (1st TD)			20,000,000)		(20,000,000)		(19,685,832)		(19,356,740)		(19,012,015)
Preferred Equity Balance (+ 1.5 multiple)	1.5		(11,340,000)		(9,855,000)		(9,000,000)		(9,000,000)		(9,000,000)
Pref Eq - Deferred Interest (Incl in 1.5 multiple)			(675,000)		(675,000)		(675,000)		(675,000)		(675,000)
Exit Fee	0.00%		0		0		0		0		0
Proceeds from Sale Only			$ 16,120,645		$ 19,131,135		$ 20,523,098		$ 21,264,288		$ 23,362,760
Return of Equity			$ 6,028,000		$ 6,088,869		$ 6,088,869		$ 6,088,869		$ 6,088,869
Profit on Resale			10,092,645		13,084,266		14,560,229		15,187,417		17,295,892
Cumulative Cash Distributions			89,399		89,399		356,483		638,096		924,606
Total Proceeds (Sale + CF)			$ 16,210,044		$ 19,220,534		$ 20,879,880		$ 21,902,382		$ 24,287,366
Total Profit			$ 10,182,044		$ 13,153,665		$ 14,912,712		$ 15,835,814		$ 18,220,497
Unleveraged IRR	Equity		48.29%		27.43%		20.41%		17.11%		15.78%
Deal Level Leveraged Multiple & IRR	$ 6,028,000	2.69x	168.91%	3.17x	78.71%	3.46x	51.68%	3.61x	38.34%	4.00x	32.58%

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

#	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
1	Barnes & Noble Retail, Suite: A101 Jan-2008 to Jan-2018 121 Months	24,579 17.98%	$22.95 $564,088 $1.91 $47,007	Feb-2013	$25.24	See method: NNN + Mgmt	-	-	Option See assumption: $20.00 MLA
2	Vacant Retail, Suite: A102 Jul-2013 to Jun-2018 60 Months	3,338 2.44%	$20.20 $67,414 $1.68 $5,618 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$15.30 $51,071	$10.20 10.10% $34,048	Market See assumption: $19.80 MLA
3	Outback Steakhouse Retail, Suite: A103 Apr-2008 to Apr-2018 121 Months	7,152 5.23%	$35.48 $253,753 $2.96 $21,146	May-2012 May-2013	$29.56 $39.03	See method: NNN + Mgmt	-	-	Option See assumption: $36.00 MLA
4	Melting Pot Retail, Suite: A202 May-2008 to May-2018 121 Months	6,610 4.84%	$0.00 $0 $0.00 $0	Jan-2012 Jun-2013	$35.55 $38.09	See method: NNN + Mgmt	-	-	Option See assumption: $20.00 MLA
5	State Farm Insurance Retail, Suite: A202-A Sep-2008 to Sep-2013 61 Months	745 0.55%	$0.00 $0 $0.00 $0	Dec-2011 Sep-2012 Sep-2013	$55.65 $57.32 $59.04	See method: NNN + Mgmt	-	-	Option See assumption: $28.00 MLA
6	Local Motion Retail, Suite: B101 Sep-2010 to Aug-2012 24 Months	3,960 2.90%	$21.21 $84,000 $1.77 $7,000	-	-	See method: NNN + Mgmt	-	-	Renew See assumption: $14.00 MLA

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
7	Vacant Retail, Suite: B102-10 Sep-2013 to Aug-2018 60 Months	2,800 2.05%	$22.03 $61,690 $1.84 $5,141 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$15.30 $42,840	$10.20 9.26% $28,560	Market See assumption: $21.60 MLA
8	Office Max Retail, Suite: B104 Sep-2008 to Mar-2019 127 Months	18,620 13.62%	$30.00 $558,600 $2.50 $46,550	Mar-2012 Jan-2014	$21.97 $30.00	See method: NNN + Mgmt	-	-	Option See assumption: $22.00 MLA
9	Passion 4 Fashion Retail, Suite: B105-A Jun-2012 to May-2015 36 Months	700 0.51%	$30.00 $21,000 $2.50 $1,750	Jun-2013 Jun-2014	$33.00 $36.00	See method: NNN + Mgmt	-	-	Market See assumption: $25.00 MLA
10	Wailea Village Proper Retail, Suite: B105-B Sep-2012 to Aug-2015 36 Months	700 0.51%	$36.00 $25,200 $3.00 $2,100	Sep-2013 Sep-2014	$37.08 $38.19	See method: NNN + Mgmt	-	-	Option See assumption: $30.00 MLA
11	Vacant Retail, Suite: B106B Mar-2014 to Feb-2019 60 Months	739 0.54%	$25.50 $18,845 $2.13 $1,570 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.40 $15,076	$12.24 9.60% $9,045	Market See assumption: $25.20 MLA
12	Vacant Retail, Suite: B106-A	671	$25.50 $17,111	-	-	See method: NNN + Mgmt	$20.40	$12.24 9.60%	Market See assumption:

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

#	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
	May-2014 to Apr-2019 60 Months	0.49%	$2.13 $1,426 @ 100% of Mkt				$13,688	$8,213	$25.20 MLA
13	Mahaina Boutique Retail, Suite: B107 Nov-2008 to Oct-2013 60 Months	1,000 0.73%	$67.70 $67,704 $5.64 $5,642	-	-	See method: NNN + Mgmt	-	-	Market See assumption: $24.00 MLA
14	Vacant Retail, Suite: B109 Jul-2014 to Jun-2024 120 Months	1,400 1.02%	$23.11 $32,358 $1.93 $2,697 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $29,131	$10.40 4.50% $14,566	Market See assumption: $22.00 MLA
15	Vacant Retail, Suite: B108 Jul-2013 to Jun-2018 60 Months	2,458 1.80%	$20.20 $49,642 $1.68 $4,137 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.40 $50,143	$10.20 10.10% $25,072	Renew See assumption: $19.80 MLA
16	Italian Delight Retail, Suite: B110 Jun-2012 to May-2017 60 Months	1,400 1.02%	$24.00 $33,600 $2.00 $2,800	Dec-2012 Jun-2013 Jun-2014 Jun-2015 Jun-2016	$27.00 $36.00 $42.00 $48.00 $51.00	See method: NNN + Mgmt	-	-	Option See assumption: $45.00 MLA
17	Vacant Retail, Suite: B111 Sep-2014 to Aug-2019 60 Months	1,400 1.02%	$23.95 $33,535 $2.00 $2,795 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $29,131	$10.40 8.69% $14,566	Market See assumption: $22..80 MLA

Lahaina Gateway Center
305 Keawe St.
Lahaina, Lahaina HI
Presentation Rent Roll & Current Term Tenant Summary
As of Sept-2012 for 136,683 Square Feet

#	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
18	Claire's Boutique Retail, Suite: B112 Jun-2008 to Jan-2017 104 Months	1,400 1.02%	$0.00 $0 $0.00 $0	Jan-2012 Jun-2015	$63.60 $69.48	See method: NNN + Mgmt	-	-	Renew See assumption: $62.00 MLA
19	Foot Locker Retail, Suite: B113 May-2008 to Jan-2014 69 Months	2,626 1.92%	$42.00 $110,292 $3.50 $9,191	May-2011	$45.00	See method: NNN + Mgmt	-	-	Option See assumption: $45.00 MLA
20	Vacant Retail, Suite: B114 Nov-2014 to Oct-2019 60 Months	5,000 3.66%	$20.80 $104,009 $1.73 $8,667 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$31.21 $156,060	$10.40 10.00% $52,020	Market See assumption: $19.80 MLA
21	Hawaii Golf & Tennis Retail, Suite: B115 Nov-2008 to Oct-2018 120 Months	3,885 2.84%	$0.00 $0 $0.00 $0	Jan-2012 Jul-2012 Nov-2012 Nov-2013 Nov-2014 Nov-2015 Nov-2016 Nov-2017	$47.25 $12.98 $48.67 $50.62 $52.64 $54.75 $56.80 $58.93	See method: NNN + Mgmt	-	-	Option See assumption: $22.00 MLA
22	Vacant Retail, Suite: B116 Jan-2015 to Dec-2019 60 Months	1,200 0.88%	$25.21 $30,257 $2.10 $2,521 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $24,970	$10.40 8.25% $12,485	Market See assumption: $24.00 MLA
23	Vacant		$25.21	-	-	See method: NNN +	$20.81	$10.40	Market

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
	Retail, Suite: B117 Mar-2015 to Feb-2020 60 Months	1,200 0.88%	$30,257 $2.10 $2,521 @ 100% of Mkt			Mgmt	'$24,970	8.25% $12,485	See assumption: $24.00 MLA
24	Plush Beauty Salon Retail, Suite: B118 Jan-2011 to Dec-2015 60 Months	1,200 0.88%	$54.00 $64,800 $4.50 $5,400	Jan-2014 Jan-2015	$55.35 $56.73	See method: NNN + Mgmt	-	-	Market See assumption: $56.00 MLA
25	Teddy's Bigger Burger Retail, Suite: B119-12 May-2011 to May-2016 61 Months	2,400 1.76%	$38.40 $92,160 $3.20 $7,680	May-2012 May-2013 May-2014 May-2015 May-2016	$39.36 $40.34 $41.35 $42.39 $43.45	See method: NNN + Mgmt	-	-	Option See assumption: $45.00 MLA
26	Genki Sushi Retail, Suite: C101-10 Jun-2008 to Jun-2018 121 Months	2,843 2.08%	$0.00 $0 $0.00 $0	Jan-2012 Jul-2012 Jul-2013 Jul-2014 Jul-2015 Jul-2016 Jul-2017	$52.44 $54.02 $55.64 $57.31 $59.03 $60.80 $62.62	See method: NNN + Mgmt	-	-	Option See assumption: $24.00 MLA
27	Laihaina Farms Retail, Suite: C104 Apr-2008 to Feb-2023 179 Months	14,645 10.71%	$30.00 $439,350 $2.50 $36,613	Apr-2013 Apr-2018	$32.40 $35.04	See method: NNN + Mgmt	-	-	Option See assumption: $20.00 MLA
28	Central Pacific Bank Retail, Suite: D101 Feb-2008 to Jan-2023	3,540 2.59%	$66.00 $233,640 $5.50	Feb-2013 Feb-2018	$72.60 $80.04	See method: NNN + Mgmt	-	-	Renew See assumption: $72.50 MLA

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commsans Rate Amount	Assumption about subsequent terms for this tenant
	180 Months		$19,470						
29	Vitamin Shoppe Retail, Suite: E101-10 Jun-2008 to May-2018 120 Months	3,000 2.19%	$0.00 $0 $0.00 $0	Jan-2012 Jun-2013	$65.26 $69.00	See method: NNN + Mgmt	-	-	Option See assumption: $36.00 MLA
30	Vacant Retail, Suite: E104 Apr-2015 to Mar-2020 60 Months	1,000 0.73%	$25.21 $25,214 $2.10 $2,101 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $20,808	$10.40 8.25% $10,404	Market See assumption: $24.00 MLA
31	Vacant Retail, Suite: E105 May-2015 to Apr-2020 60 Months	1,000 0.73%	$25.21 $25,214 $2.10 $2,101 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $20,808	$10.40 8.25% $10,404	Market See assumption: $24.00 MLA
32	Vacant Retail, Suite: E106 Jun-2015 to May-2020 60 Months	1,000 0.73%	$25.21 $25,214 $2.10 $2,101 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $20,808	$10.40 8.25% $10,404	Market See assumption: $24.00 MLA
33	Go Wireless Retail, Suite: E107 Jul-2009 to Jul-2014 61 Months	1,000 0.73%	$55.38 $55,380 $4.62 $4,615	Aug-2012 Aug-2013	$57.04 $58.75	See method: NNN + Mgmt	-	-	Market See assumption: $54.00 MLA
34	STL Medical Services		$0.00	Dec-2011	$54.00	See method: NNN +	-	-	Option

	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
	Retail, Suite: E108 Apr-2009 to Mar-2014 60 Months	1,000 0.73%	$0 $0.00 $0	Apr-2012 Apr-2013	$55.62 $57.29	Mgmt			See assumption: $24.00 MLA
35	Vacant Retail, Suite: E109 Jun-2015 to May-2020 60 Months	1,000 0.73%	$25.21 $25,214 $2.10 $2,101 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $20,808	$10.40 8.25% $10,404	Market See assumption: $24.00 MLA
36	David's Happy Nails Retail, Suite: E110 Jun-2008 to Jun-2018 121 Months	1,000 0.73%	$65.56 $65,560 $5.46 $5,463	Jul-2012 Jul-2013 Jul-2014 Jul-2015 Jul-2016 Jul-2017	$67.53 $69.56 $71.64 $73.79 $76.01 $78.29	See method: NNN + Mgmt	-	-	Renew See assumption: $24.00 MLA
37	Vacant Retail, Suite: E111 Jun-2015 to May-2020 60 Months	1,000 0.73%	$25.21 $25,214 $2.10 $2,101 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.81 $20,808	$10.40 8.25% $10,404	Market See assumption: $24.00 MLA
38	Vacant Retail, Suite: E112 Jul-2013 to Jun-2018 60 Months	1,000 0.73%	$24.48 $24,480 $2.04 $2,040 @ 100% of Mkt	-	-	See method: NNN + Mgmt	$20.40 $20,400	$10.20 8.33% $10,200	Renew See assumption: $24.00 MLA
39	Maui Dive & Surf Retail, Suite: F101-A Jan-2010 to May-2013 41 Months	1,428 1.04%	$57.00 $81,396 $4.75 $6,783	-	-	See method: NNN + Mgmt	-	-	Renew See assumption: $19.80 MLA

Lahaina Gateway Center

305 Keawe St.

Lahaina, Lahaina HI

Presentation Rent Roll & Current Term Tenant Summary

As of Sept-2012 for 136,683 Square Feet

	Tenant Name Type & Suite Number Lease Dates & Term	Floor SqFt Bldg Share	Rate & Amount per Year per Month	Changes on	Changes to	Description of Operating Expense Reimbursements	Imprvmnts Rate Amount	Commssns Rate Amount	Assumption about subsequent terms for this tenant
40	Maui Dive & Surf Retail, Suite: F101 Jun-2008 to May-2013 60 Months	5,044 3.69%	$59.36 $299,412 $4.95 $24,951	Jul-2012	$60.85	See method: NNN + Mgmt	-	-	Market See assumption: $19.80 MLA
41	West Maui Adv Retail, Suite: Kiosk Sep-2011 to Sep-2016 61 Months	1 0.00%	$18,000.00 $18,000 $1,500.00 $1,500	-	-	Full Service: Pays no expense reimbursement.	-	-	Market See assumption: Kiosk
42	Humuhumu Shave Ice Retail, Suite: Kiosk May-2012 to Apr-2013 12 Months	1 0.00%	$9,000.00 $9,000 $750.00 $750	-	-	Full Service: Pays no expense reimbursement.	-	-	Market See assumption: Kiosk
	Total Occupied SqFt	110,477	80.83%						
	Total Available SqFt	26,206	19.17%						
		136,683	100.00%						

Letter of Intent

Lahaina Gateway Center305 Keawe Street
Lahaina, Maui, Hawaii
(the "Property")

October 10, 2012
Gentlemen:

This letter of intent (this "LOI") describes the principal terms and conditions under which Torchlight Debt Opportunity Fund IV, LLC or its designee ("Torchlight" or "Lender") may enter into a financing arrangement with respect to the Property.

1. Borrower Principal: Tony Thompson

2. Borrower: A special purpose entity affiliated with Tony Thompson, which shall directly own 100% of the leasehold interests in the Property and be organized in a manner acceptable to Torchlight.

3. Transaction: The transaction shall entail the following: (A) Borrower shall acquire the Property pursuant to a Loan Sale and Purchase Agreement for $32MM plus closing costs (the "Purchase Price"); (B) Torchlight shall finance Borrower's acquisition of the Property with (i) a loan secured by a senior leasehold mortgage (the "Senior Loan"), and (ii) a mezzanine loan secured by first priority, perfected security interests in 100% of the ownership interests in the mezzanine borrower, which will directly own 100% of the Borrower and shall otherwise be organized in a manner acceptable to Torchlight. (the "Mezzanine Loan")(the Senior Loan and the Mezzanine Loan, collectively, the "Phase I Loan"); and (C) on or prior to the date which is 12 months following the closing of the Phase I Loan, Borrower may close replacement senior leasehold mortgage financing equal to the amount necessary to repay the Senior Loan in full (the "Replacement Senior Loan"), also at which time the Borrower shall have the right to convert the Mezzanine Loan into Preferred Equity financing, the terms and conditions of which are further set forth below (the "Phase II Loan"). The Phase I Loan and the Phase II Loan are collectively referred to herein as the "Loans"). Borrower shall be responsible for all third party costs paid or incurred by Torchlight in connection with the documentation and closing of the Phase II Loan including, without limitation, reasonable attorneys' fees. It is anticipated that the closing of the Borrower's acquisition of the Property shall occur on or before September 30, 2012.

4. Senior Loan Terms:

Loan Amount: $20MM

Term: 60 months

Interest Rate: 7% fixed, actual/360; increasing to 10% beginning with the 13th month of the term (which increase shall not apply if the Replacement Senior Loan has closed).

Other: The Senior Loan shall contain such other terms and conditions, and be made pursuant to loan documents as shall be acceptable to Torchlight in all respects.

5. Mezzanine Loan Terms:

Loan Amount: $8MM

Term: 60 months

Interest Rate: 15% fixed, current pay, actual/360

Other: The Mezzanine Loan shall contain such other terms and conditions, and be made pursuant to loan documents as shall be acceptable to Torchlight in all respects.

6. Preferred Equity Terms:

Torchlight Contribution: The amount necessary to repay the Mezzanine Loan in full.

Redemption Date: The original maturity date of the Mezzanine Loan, but must be co-terminus with the Replacement Senior Loan.

Preferred Return: 16.5% fixed

Other: The Preferred Equity investment shall be subject to an LLC Agreement and organization structure acceptable to Torchlight. The structure shall be organized so that 2 new, SPE entities owned by Sponsor and Torchlight, respectively, shall each own 50% of the Borrower, and all allocations of Company income, gain, loss and deductions shall be made in order to comply with Section 514(c) of the U.S. Income Tax Code. The LLC Agreement shall provide that the Sponsor member shall be the managing member, subject to removal by the Torchlight member for nonpayment, material breaches, and other bad acts. The LLC Agreement shall contain such other terms and conditions as shall be acceptable to Torchlight in all respects.

7. Replacement Senior Loan Terms.

Loan Amount: The amount necessary to repay the Senior Loan in full.

Term: The original maturity date of the Senior Loan, must be co-terminus with the Mezzanine Loan

Interest Rate: Then prevailing market rate, but less than 5.5%

Other: The Replacement Senior Loan shall contain such other terms and conditions, and be made by a lender and pursuant to loan documents, as shall be acceptable to Torchlight in all respects. In addition, as a condition precedent to closing the Replacement Senior Loan while the Mezzanine Loan remains outstanding, Torchlight shall require an Intercreditor Agreement which must provide Torchlight with (i) notice and cure periods with respect to all defaults under the Replacement Senior Loan, (ii) the right to commence an enforcement action with respect to the Mezzanine Loan without causing a default under the Replacement Senior Loan, and (iii) such other terms and conditions as are acceptable to Torchlight.

8. Equity Amount. Borrower Principal shall contribute, not loan, the lesser of (a) 12.5% of the Purchase Price (plus the amount of any reserves required by Torchlight under the Senior Loan and/or the Mezzanine Loan); and (b) $5,000,000 cash equity to the Borrower at or prior to closing as a minimum equity contribution (the "Equity Amount").

9. Collateral Security. The Loans shall be evidenced by collateral including, without limitation, (a) a first priority perfected first leasehold mortgage or deed of trust encumbering the Property, (b) a first priority perfected assignment of present and future leases and rents, (c) a first priority perfected assignment of permits, licenses and contracts, (d) UCC-1 financing statements (personal property, fixture filings and accounts and reserves, insurance and condemnation

proceeds, development rights and other intangibles), (e) an environmental indemnity; and (f) all other agreements and assurances customary in similar financings by Torchlight.

10. Recourse. Except as provided below, Borrower will not be personally liable under the Loans, and Lender will be required to look to the collateral securing the Loans to satisfy Borrower's obligations under to repay the Obligations.

Borrower and Borrower Principal will, however, be personally liable for any losses (including Lender's reasonable attorneys' fees and expenses) incurred by Lender arising out of or attributable to or relating to any of the following: (i) the gross negligence or willful misconduct of Borrower, their principals or any Guarantor; (ii) physical waste or willful destruction of the Property; (iii) Borrower's failure to act in accordance with Lender's instructions in respect of the enforcement of the Loan Documents; (iv) Borrower's bad faith hindrance or frustration of Lender's exercise of its remedies under the transaction documents; (v) any violation of the jury or counterclaim waiver provisions set forth in the Loan Documents; (vi) fraud or any material misrepresentation in connection with the Loan; (vii) any misappropriation, misapplication or conversion of insurance proceeds, condemnation awards, rents, security deposit or sale proceeds from any portion of the Property or the Collateral in violation of the transaction documents (including any violation of the terms of the Lockbox Agreement, if applicable); (viii) the failure to comply with certain covenants contained in the Loan Documents such as Erisa restrictions, obtaining Lender consent before executing material leases or affiliate agreements; (ix) any amendment or modification of the Senior Loan documents or the organizational documents of Borrower or any constituent partner or member, in each case, without the prior written consent of Lender; (x) the amendment, modification, termination or cancellation of any ground lease which constitutes part of the Property or, with respect to the Mezzanine Loan only, any material agreement or affiliate agreement, without Lender's prior written consent; (xi) the failure to pay taxes and any other charges to the extent sufficient cash was available; or (xii) any assertion by Borrower, any principal of Borrower or Guarantor that the relationship between Lender and Borrower is anything other than that of a debtor/creditor arising under the Loan Documents (items (i) through (xii) collectively, the "Partial Recourse Obligations").

In addition, Borrower and Borrower Principal will be personally liable for the full amount of the Loan upon the occurrence of any of the following: (a) any violation of the due-on-sale or due-on-encumbrance provisions of the Loan documents; or (b) the filing by Property Owner, Borrower, Borrower Principals or any Guarantor of a voluntary petition for relief under the U.S. Bankruptcy Code, or its or their collusion with any third party in the filing of an involuntary petition (items (a) and (b), collectively, the "Full Recourse Obligations").

11. Guarantor. Tony Thompson, and such other credit-worthy Persons (who can control the Borrower) determined by Lender will be required to execute a joint and several guaranty in favor of Lender guaranteeing (i) the payment and performance of the Full Recourse Obligations and the Partial Recourse Obligations under the Loan, and all costs of enforcement of the Loan documents and the Guaranty.

12. Origination Fee. The Borrower and the Mezzanine Borrower, respectively, shall pay an origination fee equal to 100 bps of the Senior Loan Amount and the Mezzanine Loan Amount, respectively (payable upon the closing of the Phase I Loan).

13. Prepayment: Each of the Senior Loan, the Mezzanine Loan and the Preferred Equity may be prepaid in whole, but not in part, at any time prior to the respective Maturity Date/Redemption Date, provided, however, that any prepayment made prior to the last month of the respective term must be accompanied by a prepayment premium equal to the amount necessary for Torchlight to achieve a minimum total return of 1.50x multiple on the respective investment (the "Prepayment Penalty"); provided, however, that Borrower may prepay the Senior Loan in connection with the closing of the Replacement Senior Loan, and may prepay the Mezzanine Loan in connection with the conversion to Preferred Equity Financing, each in strict compliance with the terms and conditions set forth herein and the respective transaction documents, and each without the payment of the Prepayment Penalty.

14. Ground Lease. Any Ground Lease encumbering the Property shall be acceptable to Torchlight in all respects, and Torchlight shall require, as a condition precedent to closing the Loans, an Estoppel from the Ground Lessor stating that the Ground Lease is in full force and effect, not in default, the current ground rent, and such other terms as Torchlight shall require in its sole discretion.

15. Title Insurance. Borrower shall obtain title insurance (owner and lender policies), including an Eagle 9 UCC policy with respect to the Mezzanine Loan, for the full amount of the Loans, through New York Land Services.

16. Expenses. Borrower shall be responsible for all costs and expenses, including, without limitation, attorneys and third party consultant fees, of Torchlight in connection with the above-contemplated transactions. Simultaneously with the execution of this LOI, Borrower shall deposit with Torchlight $250,000 on account of anticipated expenses (hereinafter, the "Expense Deposit"). Notwithstanding any contrary term set forth in this LOI, Borrower shall be responsible for in excess of the amount of the Expense Deposit for costs and expenses of Torchlight in connection with the Phase I Closing.

17. Broker. Borrower and Torchlight represent and warrant to each other that no broker or finder has been involved in procuring the transactions contemplated hereby. Each party hereby agrees to indemnify, defend and hold the other party harmless from and against any loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) arising by reason of a breach of the foregoing representation.

18. Non-Binding Letter of Intent. Other than the provisions of Section 16 and 17 hereof and this Section 18, this LOI is intended to constitute a framework for a possible transaction between the parties upon the terms outlined above, and shall not bind the parties, it being understood that Torchlight's entrance into the transactions referred to herein is subject to Torchlight's satisfactory conclusion of its due diligence in respect of the Property, the Existing Loan Documents, the Ground Lease and such other matters as Torchlight deems appropriate, as well as the execution of the Phase I Loan Documents. In addition, this LOI shall not impose on the

parties an obligation to negotiate in good faith, it being understood that until the parties mutually execute and deliver to each other final documents memorializing the transactions contemplated hereby, they shall be under no obligation to each other in respect of the transaction contemplated by this term sheet.

THIS LETTER OF INTENT SHALL EXPIRE AND HAVE NO FURTHER FORCE OR EFFECT IF NOT EXECUTED AND RETURNED TO LENDER WITH THE DEPOSIT WITHIN TWO (2) DAYS FROM THE DATE HEREOF.

ACCEPTED AND AGREED*:

Company: Thompson National Properties, LLC.

By:________________________

Name: Anthony W. Thompson

Title: CEO

Date: 10/10/18

*The signatory is executing this term sheet on behalf of the Borrower and Borrower's Principals and represents to Torchlight that he/she is authorized to do so.

Letter of Intent

Lahaina Gateway Center305 Keawe Street
Lahaina, Maui, Hawaii
(the "Property")

October 10, 2012
Gentlemen:

This letter of intent (this "LOI") describes the principal terms and conditions under which Torchlight Debt Opportunity Fund IV, LLC or its designee ("Torchlight" or "Lender") may enter into a financing arrangement with respect to the Property.

1. Borrower Principal: Tony Thompson

2. Borrower: A special purpose entity affiliated with Tony Thompson, which shall directly own 100% of the leasehold interests in the Property and be organized in a manner acceptable to Torchlight.

3. Transaction: The transaction shall entail the following: (A) Borrower shall acquire the Property pursuant to a Loan Sale and Purchase Agreement for $32MM plus closing costs (the "Purchase Price"); (B) Torchlight shall finance Borrower's acquisition of the Property with (i) a loan secured by a senior leasehold mortgage (the "Senior Loan"), and (ii) a mezzanine loan secured by first priority, perfected security interests in 100% of the ownership interests in the mezzanine borrower, which will directly own 100% of the Borrower and shall otherwise be organized in a manner acceptable to Torchlight. (the "Mezzanine Loan")(the Senior Loan and the Mezzanine Loan, collectively, the "Phase I Loan"); and (C) on or prior to the date which is 12 months following the closing of the Phase I Loan, Borrower may close replacement senior leasehold mortgage financing equal to the amount necessary to repay the Senior Loan in full (the "Replacement Senior Loan"), also at which time the Borrower shall have the right to convert the Mezzanine Loan into Preferred Equity financing, the terms and conditions of which are further set forth below (the "Phase II Loan"). The Phase I Loan and the Phase II Loan are collectively referred to herein as the "Loans"). Borrower shall be responsible for all third party costs paid or incurred by Torchlight in connection with the documentation and closing of the Phase II Loan including, without limitation, reasonable attorneys' fees. It is anticipated that the closing of the Borrower's acquisition of the Property shall occur on or before September 30, 2012.

4. Senior Loan Terms:

Loan Amount: $20MM

Term: 60 months

Interest Rate: 7% fixed, actual/360; increasing to 10% beginning with the 13th month of the term (which increase shall not apply if the Replacement Senior Loan has closed).

Other: The Senior Loan shall contain such other terms and conditions, and be made pursuant to loan documents as shall be acceptable to Torchlight in all respects.

5. Mezzanine Loan Terms:

HF 6579246 v.6 #99999/1000 06/24/2011 01:47 PM

Loan Amount: $8MM
Term: 60 months
Interest Rate: 15% fixed, current pay, actual/360
Other: The Mezzanine Loan shall contain such other terms and conditions, and be made pursuant to loan documents as shall be acceptable to Torchlight in all respects.

6. Preferred Equity Terms:
Torchlight Contribution: The amount necessary to repay the Mezzanine Loan in full.
Redemption Date: The original maturity date of the Mezzanine Loan, but must be co-terminus with the Replacement Senior Loan.
Preferred Return: 16.5% fixed
Other: The Preferred Equity investment shall be subject to an LLC Agreement and organization structure acceptable to Torchlight. The structure shall be organized so that 2 new, SPE entities owned by Sponsor and Torchlight, respectively, shall each own 50% of the Borrower, and all allocations of Company income, gain, loss and deductions shall be made in order to comply with Section 514(c) of the U.S. Income Tax Code. The LLC Agreement shall provide that the Sponsor member shall be the managing member, subject to removal by the Torchlight member for nonpayment, material breaches, and other bad acts. The LLC Agreement shall contain such other terms and conditions as shall be acceptable to Torchlight in all respects.

7. Replacement Senior Loan Terms.
Loan Amount: The amount necessary to repay the Senior Loan in full.
Term: The original maturity date of the Senior Loan, must be co-terminus with the Mezzanine Loan
Interest Rate: Then prevailing market rate, but less than 5.5%
Other: The Replacement Senior Loan shall contain such other terms and conditions, and be made by a lender and pursuant to loan documents, as shall be acceptable to Torchlight in all respects. In addition, as a condition precedent to closing the Replacement Senior Loan while the Mezzanine Loan remains outstanding, Torchlight shall require an Intercreditor Agreement which must provide Torchlight with (i) notice and cure periods with respect to all defaults under the Replacement Senior Loan, (ii) the right to commence an enforcement action with respect to the Mezzanine Loan without causing a default under the Replacement Senior Loan, and (iii) such other terms and conditions as are acceptable to Torchlight.

8. Equity Amount. Borrower Principal shall contribute, not loan, the lesser of (a) 12.5% of the Purchase Price (plus the amount of any reserves required by Torchlight under the Senior Loan and/or the Mezzanine Loan); and (b) $5,000,000 cash equity to the Borrower at or prior to closing as a minimum equity contribution (the "Equity Amount").

9. Collateral Security. The Loans shall be evidenced by collateral including, without limitation, (a) a first priority perfected first leasehold mortgage or deed of trust encumbering the Property, (b) a first priority perfected assignment of present and future leases and rents, (c) a first priority perfected assignment of permits, licenses and contracts, (d) UCC-1 financing statements (personal property, fixture filings and accounts and reserves, insurance and condemnation

proceeds, development rights and other intangibles), (e) an environmental indemnity; and (f) all other agreements and assurances customary in similar financings by Torchlight.

10. Recourse. Except as provided below, Borrower will not be personally liable under the Loans, and Lender will be required to look to the collateral securing the Loans to satisfy Borrower's obligations under to repay the Obligations.

Borrower and Borrower Principal will, however, be personally liable for any losses (including Lender's reasonable attorneys' fees and expenses) incurred by Lender arising out of or attributable to or relating to any of the following: (i) the gross negligence or willful misconduct of Borrower, their principals or any Guarantor; (ii) physical waste or willful destruction of the Property; (iii) Borrower's failure to act in accordance with Lender's instructions in respect of the enforcement of the Loan Documents; (iv) Borrower's bad faith hindrance or frustration of Lender's exercise of its remedies under the transaction documents; (v) any violation of the jury or counterclaim waiver provisions set forth in the Loan Documents; (vi) fraud or any material misrepresentation in connection with the Loan; (vii) any misappropriation, misapplication or conversion of insurance proceeds, condemnation awards, rents, security deposit or sale proceeds from any portion of the Property or the Collateral in violation of the transaction documents (including any violation of the terms of the Lockbox Agreement, if applicable); (viii) the failure to comply with certain covenants contained in the Loan Documents such as Erisa restrictions, obtaining Lender consent before executing material leases or affiliate agreements; (ix) any amendment or modification of the Senior Loan documents or the organizational documents of Borrower or any constituent partner or member, in each case, without the prior written consent of Lender; (x) the amendment, modification, termination or cancellation of any ground lease which constitutes part of the Property or, with respect to the Mezzanine Loan only, any material agreement or affiliate agreement, without Lender's prior written consent; (xi) the failure to pay taxes and any other charges to the extent sufficient cash was available; or (xii) any assertion by Borrower, any principal of Borrower or Guarantor that the relationship between Lender and Borrower is anything other than that of a debtor/creditor arising under the Loan Documents (items (i) through (xii) collectively, the "Partial Recourse Obligations").

In addition, Borrower and Borrower Principal will be personally liable for the full amount of the Loan upon the occurrence of any of the following: (a) any violation of the due-on-sale or due-on-encumbrance provisions of the Loan documents; or (b) the filing by Property Owner, Borrower, Borrower Principals or any Guarantor of a voluntary petition for relief under the U.S. Bankruptcy Code, or its or their collusion with any third party in the filing of an involuntary petition (items (a) and (b), collectively, the "Full Recourse Obligations").

11. Guarantor. Tony Thompson, and such other credit-worthy Persons (who can control the Borrower) determined by Lender will be required to execute a joint and several guaranty in favor of Lender guaranteeing (i) the payment and performance of the Full Recourse Obligations and the Partial Recourse Obligations under the Loan, and all costs of enforcement of the Loan documents and the Guaranty.

12. Origination Fee. The Borrower and the Mezzanine Borrower, respectively, shall pay an origination fee equal to 100 bps of the Senior Loan Amount and the Mezzanine Loan Amount, respectively (payable upon the closing of the Phase I Loan).

13. Prepayment: Each of the Senior Loan, the Mezzanine Loan and the Preferred Equity may be prepaid in whole, but not in part, at any time prior to the respective Maturity Date/Redemption Date, provided, however, that any prepayment made prior to the last month of the respective term must be accompanied by a prepayment premium equal to the amount necessary for Torchlight to achieve a minimum total return of 1.50x multiple on the respective investment (the "Prepayment Penalty"); provided, however, that Borrower may prepay the Senior Loan in connection with the closing of the Replacement Senior Loan, and may prepay the Mezzanine Loan in connection with the conversion to Preferred Equity Financing, each in strict compliance with the terms and conditions set forth herein and the respective transaction documents, and each without the payment of the Prepayment Penalty.

14. Ground Lease. Any Ground Lease encumbering the Property shall be acceptable to Torchlight in all respects, and Torchlight shall require, as a condition precedent to closing the Loans, an Estoppel from the Ground Lessor stating that the Ground Lease is in full force and effect, not in default, the current ground rent, and such other terms as Torchlight shall require in its sole discretion.

15. Title Insurance. Borrower shall obtain title insurance (owner and lender policies), including an Eagle 9 UCC policy with respect to the Mezzanine Loan, for the full amount of the Loans, through New York Land Services.

16. Expenses. Borrower shall be responsible for all costs and expenses, including, without limitation, attorneys and third party consultant fees, of Torchlight in connection with the above-contemplated transactions. Simultaneously with the execution of this LOI, Borrower shall deposit with Torchlight $250,000 on account of anticipated expenses (hereinafter, the "Expense Deposit"). Notwithstanding any contrary term set forth in this LOI, Borrower shall be responsible for in excess of the amount of the Expense Deposit for costs and expenses of Torchlight in connection with the Phase I Closing.

17. Broker. Borrower and Torchlight represent and warrant to each other that no broker or finder has been involved in procuring the transactions contemplated hereby. Each party hereby agrees to indemnify, defend and hold the other party harmless from and against any loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) arising by reason of a breach of the foregoing representation.

18. Non-Binding Letter of Intent. Other than the provisions of Section 16 and 17 hereof and this Section 18, this LOI is intended to constitute a framework for a possible transaction between the parties upon the terms outlined above, and shall not bind the parties, it being understood that Torchlight's entrance into the transactions referred to herein is subject to Torchlight's satisfactory conclusion of its due diligence in respect of the Property, the Existing Loan Documents, the Ground Lease and such other matters as Torchlight deems appropriate, as well as the execution of the Phase I Loan Documents. In addition, this LOI shall not impose on the

parties an obligation to negotiate in good faith, it being understood that until the parties mutually execute and deliver to each other final documents memorializing the transactions contemplated hereby, they shall be under no obligation to each other in respect of the transaction contemplated by this term sheet.

THIS LETTER OF INTENT SHALL EXPIRE AND HAVE NO FURTHER FORCE OR EFFECT IF NOT EXECUTED AND RETURNED TO LENDER WITH THE DEPOSIT WITHIN TWO (2) DAYS FROM THE DATE HEREOF.

ACCEPTED AND AGREED*:

Company: Thompson National Properties, LLC.

By: ______________

Name: Anthony W. Thompson

Title: CEO

Date: 10/10/18

*The signatory is executing this term sheet on behalf of the Borrower and Borrower's Principals and represents to Torchlight that he/she is authorized to do so.

What were the problems and risks of the Lahaina property and loan?

The Lahaina property was transferred back to the lender in the third quarter of 2013. The total loss on the extinguishment of debt was $5,394,000.

The action was taken to mitigate the risks outlined below, and to avoid litigation and foreclosure proceedings, as well as potential losses to the Company that could have reached $15,000,000 or more.

Additionally, a protracted legal battle with the lender would likely have paralyzed the Company, in a worst-case scenario, leading to a fire-sale liquidation of the Company's assets to resolve those issues.

Unfortunately, the Independent Directors believe the Company's former advisor misled the Board of Directors with respect to the Lahaina loan and acquisition, as well as its impact on the Key Bank loan. After a thorough and deliberate review of all of the issues outlined below, as well as efforts to explore alternatives with the Lahaina lender, the Board concluded that the risks and burdens of retaining the asset were significantly outweighed by any possible benefits.

There were significant real estate operating risks facing the Lahaina asset.

- The two largest tenants were Barnes and Noble and Office Max.
- The Company faced a real risk that one or both tenants could vacate the property prior to the end of their tenancies, and/or not renew their leases, which would seriously decrease the value of the center, and worsen the Company's burden related to the already negative cash flow from the asset.
- Both retailers' sales are below national averages for their retail segment and the higher rents in Hawaii versus the mainland cause their rent as a percentage of sales to move in the mid to high teens, signaling that the store might not be profitable for the chain.
- Barnes and Nobles CEO has publically said the he would like to close "over a third of the their stores" and one analyst report states "the chain is planning on closing roughly 350 stores (half of their total stores) over the next five or six years as leases expire."
- Barnes and Nobles lease expires in January of 2018 and they must provide notice for a renewal by July 2017. This deadline is just months before the loan would have been due and would have clouded any sale of the asset.
- Office Max had obtained a reduction in their rent in 2010 from the prior owner due to poor sales. Industry analysts have projected that Office Max may be closing about 20% of their stores in the near term and their new store prototype is about half the size of this one.
- The Office Max lease expires in March of 2019, and requires notice for a renewal by September of 2018. Again the timing is problematic, as that date is months after the loan maturity date (or any sales date needed to repay the loan).
- Uncertainty regarding this major renewal would severely impact the value of the center at loan maturity. If either or both tenants left, it would be very difficult and expensive to find a large replacement anchor tenant on an island of only 150,000 people.

- TNP claims the property was worth more than the debt and bases that on a June 2012 appraisal, which valued the center at $37.7 million. The appraisal pointed out as a risk that certain tenants, including Hawaii Golf and Tennis and the Melting Pot, had unsustainably high rent to sales ratios, but nonetheless the appraiser calculated valuations assuming a high probability that both of those tenants would renew their leases. As reflected in the warning, but not the value, both tenants vacated due to the high cost of rent compared to their sales.

- Along these lines, both Office Max and Barnes and Noble operate with leasing costs in excess of 15% of sales, raising a red flag as to the success of those operations. Again, however, that appraisal assumes a high probability that Barnes and Noble and Office Max will renew their leases, which in our opinion are both questionable assumptions.

In addition to the significant real estate valuation and operational risks outlined above, as described previously (see the Company's 8-K filed with the SEC on August 7, 2013, available on our website SRTreit.com), the loan terms and structure presented the Company with significant additional risks.

- The $29,000,000 loan was a cash flow drain on Company assets, with an interest rate of 11.01%, beginning at 9.32% in the first year then rising to 11.4% for the next four years.

- The Company could not prepay the loan by refinancing or selling the asset due to the punitive yield-maintenance provisions that would require a fee of approximately $12,000,000 in excess of the loan balance for a repayment or foreclosure in July of 2013.

- The same yield maintenance would be due if the Company had simply ceased to make loan payments.

- The yield-maintenance provisions had the effect of postponing any sale or refinance efforts to the end of the loan term, at the very time that the asset's valuation could be subject to the operational and tenant risks outlined above.

- The onerous loan terms and lender approval rights make any assumption of the loan by a buyer in order to avoid yield maintenance extremely difficult, and would likely have negatively impacted the asset's valuation.

- The Company faced full recourse liability (including yield maintenance) for the loan in certain events, including cross default provisions involving Thompson and his affiliates over which the Company had no control. These risks were enhanced given TNP's reported significant negative net worth in 2012, as disclosed in a report by the Financial Industry Regulatory Authority. A TNP bankruptcy could subject the Company to recourse liability for the loan amount, default charges and the yield-maintenance expenses.

- Fully recourse in the event Anthony W. Thompson or Thompson National Properties, LLC (among other affiliated entities) files for bankruptcy.

- Fully recourse in the event Anthony W. Thompson sold shares of the Company or units in the Company's operating partnership without the consent of the Lahaina Lender.

- The Lahaina Lender had a unilateral right to refinance a senior portion of the Lahaina Loan in its discretion at the expense of the Company (provided the economic terms of such refinancing were not materially different than those of the Lahaina Loan), but no obligation to share any resulting savings from such a refinancing.

- The lender had effective consent/control over a number of important Company matters, including board composition, board committee changes, transfers of company securities, and changes to the advisor agreement or provider that could significantly hamper future operations and strategic alternatives.

<u>The facts about Thompson's 19% interest financing plan to solve the KeyBank default.</u>

In a letter of July 23, 2013 to the Board of Directors, Mr. Thompson states that his December 2012 proposed refinancing plan involving a $2.75m line of credit and permanent financing on three other KeyBank Line of credit properties "would have paid down a significant portion of the KeyBank line of credit and avoided the default with KeyBank."

The Thompson shareholder group continues this claim without any backup for their claim.

FACT:

<u>By December 2012 the KeyBank Loan was ALREADY in default when Thompson was proposing this "solution" due to the November 9th purchase of the Lahaina property which violated the loan covenants.</u>

Here are the highlights of the line of credit Mr. Thompson wanted the Company to sign up for:

- **It appears from draft note that the lender was an affiliate of Mr. Thompson or his companies.**
- **The Thompson loan had an effective interest rate of 19%**
- **15% interest rate on drawn funds.**
- **7.5% interest on undrawn funds.**
- **Origination fee of 1% and advance fees of 1%. These fees of 2% for six months equate to 4% on a one year loan.**
- **Limited six month term.**
- **<u>(SEE DRAFT NOTE CLICK HERE)</u>**
- **<u>(SEE DRAFT LOAN AGREEMENT CLICK HERE)</u>**

It appears that this proposed loan, with an effective interest rate of 19% per annum (including all fees), and numerous restrictions on the Company's right to act with regard to its relationship with Mr. Thompson's affiliate Advisor, was designed primarily to enrich the lender and protect the advisor. Accordingly, it was rejected by the Independent Directors as not being in the best interests of the Company.

Further Details

It is unclear how any such actions by Mr. Thompson in December of 2012 would have avoided the KeyBank default as it had already occurred by the time his proposal was initially brought to the Board. Obtaining permanent financing on those assets would have taken additional time well beyond the date of the December proposal.

With respect to the $2,750,000 line of credit, it appears from a draft note delivered to the Board that the lender was an affiliate of Mr. Thompson or his companies.

The Thompson loan had an effective interest rate of 19% and included some very onerous terms:

- **15% interest rate on drawn funds; 7.5% interest on undrawn funds.** (Section 4.1 of Loan Agreement and Section 1.1 (c) of the Note). Approximately 3x the interest rate on the KeyBank line of credit.
- Limited six month term, with no renewal rights and no proposal for source of repayment.
- Origination fee of 1% and advance fees of 1%. (Definitions and in Sections 1.1 and 1.2 of the Note). **These fees of 2% for six months equate to 4% on a one year loan.**
- Unlike most lines of credit that are freely pre-payable, the Loan Agreement called for payment of a yield maintenance premium on any pay downs prior to the last month before maturity, resulting in the lender getting 15% on any drawn balance for the full term no matter how long it was outstanding. (Section 2 of the Note and Section 4.3 of the Loan Agreement).
- Section 7.1 of the Loan Agreement requires proceeds to be used for paying ongoing operating costs.
- Section 8.4 requires that all outstanding amounts due to Thompson National Properties, LLC or its affiliates be paid prior to the loan funding or out of loan proceeds. The combination of Sections 7.1 and 8.4 are inconsistent with Mr. Thompson's letter, which was to use the proceeds to pay down the KeyBank Loan that had outstanding balances 10x larger than the replacement proposal.
- The following are listed, among other items in Section 9.1 of the Loan Agreement, as causing an event of default:
    - Sale of the assets of the Guarantor (the REIT) without Lender Consent
    - Termination of the existing Advisor (a Thompson affiliate)
    - The REIT hiring personnel directly from SRT (undefined term) or its affiliates
    - Failure to include Mr. Thompson in any discussions regarding strategic or capital events such as changing its advisor, entering into joint venture agreements or entering into fund raising activities.

It appears that this proposed loan, with an effective interest rate of 19% per annum (including all fees), and numerous restrictions on the Company's right to act with regard to its relationship with Mr. Thompson's affiliate Advisor, was designed primarily to enrich the lender and protect the advisor.

Further, Mr. Thompson would have placed permanent debt on three properties, severely restricting the financial options of the company in the future.

Accordingly, it was rejected by the Independent Directors as not being in the best interests of the Company.

PROMISSORY NOTE

$2,750,000.00

December ___, 2012

TNP SRT WORKING CAPITAL HOLDINGS, LLC, a Delaware limited liability company ("Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of ______________________________ ("Lender"), at ______________________________, or at such place as the holder hereof may from time to time designate in writing, the principal sum of Two Million Seven-Hundred-Fifty Thousand and No/100 Dollars ($2,750,000.00) or so much thereof (or such greater amount) as may from time to time have been advanced or disbursed to or at the direction or for the account of Borrower under this Promissory Note with interest on the outstanding principal amount at the Interest Rate set forth herein.

DEFINITIONS

For purposes of this Promissory Note, the following terms shall have the following respective definitions:

"Actual Maturity" shall mean the date upon which the entire unpaid indebtedness evidenced by this Promissory Note becomes due and payable in accordance with the terms hereof (whether at Stated Maturity, upon acceleration following an Event of Default, upon voluntary prepayment, or otherwise).

"Advance Fee" shall mean the fee payable to ______________ in the amount of Twenty-Sevem Thousand Five Hundred and No/100 Dollars ($27,500.00), which Fee shall be deemed earned upon the Borrower drawing the first payment under this Loan.

"Closing Date" means the date on which the disbursement of the proceeds under this Promissory Note are made.

"Default" means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default.

"Default Fee" means the fee payable to ______________ in the amount of 3% of any outstanding amount at the time of Default hereunder or under the Loan Agreement.

"Default Rate" shall mean an interest rate equal to eighteen percent (18%).

"Event of Default" shall mean each of the occurrences set forth in Section 3.1 hereof.

"Guarantor" shall mean TNP Strategic Retail Trust, Inc., a Maryland corporation.

"Guaranty" shall mean that certain Guaranty Agreement of even date with this Note made by Guarantor in favor of Lender.

"Interest" shall mean the interest accrued pursuant to Section 1.1 hereof.

"Interest Rate" shall mean an interest rate of fifteen percent (15%) per annum.

"Loan" shall mean that loan made by Lender to Borrower in the original maximum principal amount of Two Million Seven-Hundred-Fifty Thousand and No/100 Dollars ($2,750,000.00).

"Origination Fee" shall mean that origination fee payable to _______________ in the amount of Twenty-Seven Thousand Five Hundred and No/100 Dollars ($27,500.00), which Origination Fee shall be deemed earned upon closing of the Loan.

"Permissible Prepayment Date" shall have the meaning ascribed to it in Section 2 hereof.

"Stated Maturity" shall mean the date that is six (6) months following the date of this Promissory Note.

"Term" shall mean the period beginning on the Closing Date and ending at Stated Maturity.

SECTION 1 - PAYMENTS

1.1 Interest.

(a) Interest Rate. Interest shall accrue on the principal balance of this Promissory Note outstanding from time to time at the Interest Rate.

(b) Default Rate. Following the occurrence of an Event of Default that has not been cured within applicable grace periods, Interest shall accrue on the principal balance of this Promissory Note at the Default Rate.

(c) Payment of Interest. From and after the date of this Promissory Note, Borrower shall make monthly payments to Lender of Interest, in arrears, on the first (1st) day of each and every calendar month, in an amount determined by applying an interest rate of (i) fifteen percent (15%) per annum to the principal balance of this Promissory Note outstanding from time to time and (ii) seven and a half percent (7.5%) per annum to the amount not drawn on the Loan.

1.2 Origination Fee. Borrower agrees to pay to _______________ the Origination fee on the Closing Date.

1.3 Advance Fee. Borrower agrees to pay to _______________ the Advance Fee on the date that the Borrower first draws funds under this Loan

1.4 Form of Payments. Payments hereunder shall be made in lawful money of the United States of America by wire transfer of immediately available funds, not later than 11:00 a.m. Central time on the date due, payable to the order of Lender (or such agent for Lender as Lender may from time to time direct). Funds received after 11:00 a.m. Los Angeles time shall be deemed to have been received by Lender on the next following Business Day. Whenever any payment to be made under this Promissory Note shall be stated to be due on a date which is not a

mean the maximum rate of interest which Lender is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

SECTION 7 - NOTICES

7.1 Any notice, election, communication, request, approval or other document or demand required or permitted under this Promissory Note shall be in writing and shall be deemed delivered on the first to occur of (a) actual receipt, (b) the next Business Day after the date when sent by Federal Express, UPS or another nationally recognized overnight courier, with all fees prepaid or charged to sender and deposited for overnight delivery, (c) the second Business Day after the date when sent by registered or certified mail, postage prepaid, or (d) the date mechanically confirmed by answer-back if sent by telecopy or email to the numbers identified below, each addressed to Borrower or Lender as the case may be at the following locations:

If to Lender:

c/o Thompson National Properties, LLC
1900 Main Street, Suite 700,
Irvine, California 92614
Attention: James Wolford

Anthony Thompson
Fax No.: 949/252-0212
Email: j.wolford@tnpre.com

tt@tnpre.com

with a courtesy copy to:

Kaplan Voekler Cunningham & Frank PLC
7 East Second Street
Richmond, VA 23224
Attention: Thomas J. Voekler, Esq.
Fax No.: 804/525-1793
Email: tvoekler@kv-legal.com

If to Lender:

c/o TNP Strategic Retail REIT, Inc.
1900 Main Street, Suite 700,
Irvine, California 92614
Attention: Dee Balch

Fax No.: 949/252-0212

Lender or Borrower may, from time to time, change the address at which such written notices or elections, communications, requests or other documents or demands are to be mailed, by giving the other Person written notice of such change, addressed in the manner hereinabove provided.

Notwithstanding the foregoing notice requirements, the failure by a party to deliver (or any delay in delivery or receipt of) any courtesy copy or copies of any notice as provided above shall not

LOAN AGREEMENT

THIS LOAN AGREEMENT ("**Agreement**") is made as of the ___ day of December, 2012, by and between **SRT SRT WORKING CAPITAL HOLDINGS, LLC**, a Delaware limited liability company ("**Borrower**"), and ______________________________ ("**Lender**").

RECITALS

WHEREAS, Borrower has applied to Lender for a loan in the maximum principal amount of Two Million Seven-Hundred Fifty Thousand and No/100 Dollars ($2,750,000.00) (the "**Loan**"); and

WHEREAS, Lender has agreed to extend the Loan to Borrower and to document, evidence and secure the Loan on the condition that this Agreement be executed and delivered for the purpose of governing and coordinating the Loan.

NOW, THEREFORE, BORROWER AND LENDER HEREBY AGREE AS FOLLOWS:

1. Certain Definitions

In addition to the definitions in the Recitals, as used herein the following definitions shall have the following meanings:

> "**Affiliate**" means, with respect to any Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, (i) such Person or (ii) any general partner or member of such Person; (b) any other Person 5% or more of the equity interest of which is held beneficially or of record by (i) such Person or (ii) any general partner or member of such Person, and (c) any general, limited partner or member of (i) such Person or (ii) any general partner or member of such Person. As used in the previous sentence, "control" means the possession, directly or indirectly, of the power to cause the direction of the management of a Person, whether through voting securities, by contract, family relationship or otherwise.
>
> "**Closing Date**" means the date of this Agreement.
>
> "**Default**" means the occurrence of a condition or state of facts which, but for the giving of notice or the expiration of any applicable grace or cure period, would constitute an Event of Default.
>
> "**Dispute**" means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement, (b) any other Loan Document, (c) any related agreements or instruments, (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

"**Event of Default**" has the meaning set forth in Section 9.1.

"**Guaranty**" means the Guaranty Agreement of even date herewith (as may be amended, restated and/or modified from time to time) executed by SRT, as "**Guarantor**," in favor of Lender.

"**Indemnified Parties**" has the meaning set forth in Section 10.2.

"**Loan Documents**" means this Agreement, the Note, the Guaranty and all other documents executed in connection with the Loan.

"**Maturity Date**" has the same meaning as set forth in the Note.

"**Note**" means that certain Promissory Note of even date herewith (as may be amended, restated and/or modified from time to time) in the original principal amount of $2,750,000.00 executed by Borrower in favor of Lender.

"**Outstanding Principal Balance**" shall mean, as of any date, the outstanding principal balance drawn under the Loan.

"**Permitted Encumbrances**" has the meaning set forth in Section 8.4.

"**Person**" means any entity, whether an individual, trustee, corporation, partnership, limited liability company, trust, unincorporated organization, governmental agency or otherwise.

"**SRT**" means SRT Strategic Retail Trust, Inc., a Maryland corporation.

Capitalized terms used but not otherwise defined herein shall have the meanings used and defined in the Note.

2. The Loan

Lender agrees to lend to Borrower sums in the aggregate not in excess of the Loan amount (specified above in the first Recital), all subject to the terms and conditions herein set forth and in accordance with the Closing Statement. All advances of Loan proceeds shall be evidenced by and owing under the Note.

3. Security

As security for the repayment of the Note, the Borrower and Guarantor, as applicable, shall execute, acknowledge and deliver to Lender the Note and the Guaranty, respectively. Subject to the provisions therein, the Note shall secure the obligations described therein. The Note and Guaranty shall be in form and substance satisfactory to Lender, and Borrower hereby agrees to pay all necessary filing and recording fees required in connection therewith.

4. **Payment**

4.1 From and after the date of this Agreement, Borrower shall make monthly payments to Lender of Interest, in arrears, on the first (1st) day of each and every calendar month (each, a "**Monthly Payment Date**"), in an amount determined by applying an interest rate of (a) fifteen percent (15%) per annum to the balance of this Promissory Note outstanding from time to time and (b) seven and a half percent (7.5%) per annum to the balance of any amount not drawn under the loan.

4.2 The Loan shall mature on the Maturity Date. Borrower shall pay to Lender on the Maturity Date the Outstanding Principal Balance of the Loan, all accrued and unpaid interest and all other amounts due under the Loan Documents.

4.3 Borrower may prepay the Loan in whole or in part at any time at its option. Any prepayment received by Lender under this Section 4.3 shall be accompanied by: (a) all interest which would have accrued on the principal amount prepaid through, but not including, the next occurring Monthly Payment Date (or, if such prepayment occurs on a Monthly Payment Date, through, but not including, such Monthly Payment Date); (b) all other sums due and payable under the Loan Documents, (c) all reasonable out-of-pocket costs and expenses actually incurred by Lender in connection with such prepayment; and (d) to the extent that any such prepayment is made prior to the last calendar month of the Term of the Loan, an amount equal to the Yield Maintenance Premium. For purposes hereof, the term "**Yield Maintenance Premium**" shall mean the sum that shall be sufficient (as determined by Lender, which determination shall be conclusive in the absence of manifest error) to ensure that Lender shall have earned return of fifteen percent (15%) per annum on $2,750,000 over the six month term. The Yield Maintenance Premium shall be deemed earned by Lender upon the funding of the Loan, shall be required whether payment is made by Borrower or any other Person, and may be included in any bid by Lender at a foreclosure sale.

5. **Loan Advances**.

5.1 **Not Assignable.** The proceeds of the Loan shall not be assignable by Borrower nor subject to the process of any court upon legal action by or against Borrower or by or against anyone claiming under or through it; provided, however, that nothing herein contained shall be considered as in any way modifying, affecting or subordinating the obligations heretofore given or to be given by Borrower as security for the Loan and the same shall be and remain in full force and effect.

5.2 **Purpose**. The Loan proceeds may be advanced by Lender (subject to the conditions contained in the Loan Agreement and other Loan Documents) for the purposes stated herein in multiple disbursements, through escrow.

5.3 **Liability of Lender**. Lender shall in no event be responsible or liable to any person or entity other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof.

6. **Representations and Warranties of Borrower**. Borrower represents and warrants that:

6.1 Borrower is a limited liability company validly existing under the laws of the State of Delaware, is qualified to do business and is in good standing in the State of Delaware, and has the power and authority to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Note to be executed, delivered and performed by Borrower;

6.2 This Agreement and the Note are each a legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting rights and remedies of creditors and general principles of equity;

7. **Covenants of Borrower**.

7.1 **Operational Covenants**. Borrower hereby covenants with Lender as follows:

(a) it will not commingle the funds and other assets of Borrower with those of any Affiliate or any other Person;

(b) except as otherwise disclosed to Lender, it will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan;

(c) it will receive the Loan proceeds solely for the purpose of using the funds to pay ongoing operating costs;

7.2 **Reporting Covenants; Audit**. Borrower covenants and agrees to submit to Lender the following reports:

(a) Quarterly Property Operating Statements - a quarterly operating statement, to be submitted for each fiscal year quarter on or before the forty-fifth (45) day after the end of each fiscal year quarter, prepared on both an accrual basis and a cash basis, in form and substance reasonably satisfactory to Lender.

(b) Additional Reports. To the extent not identified above, Borrower shall submit to Lender such other additional financial information as Lender may reasonably request from time to time, including, without limitation, any and all financial information and reports required to be delivered to the Senior Lender under the Senior Loan Documents.

8. **Conditions Precedent to Loan Funding**

The funding of the Loan (which will consist of one disbursement) is subject to receipt by Lender of a requisition meeting the requirements hereof and the following conditions precedent:

8.1 The Note and the Guaranty shall have been properly executed and delivered to Lender;

8.2 Borrower shall have paid all of Lender's reasonable costs, fees and expenses incurred in connection with the making of the Loan;

8.3 No Default or Event of Default shall have occurred and be continuing under the terms and provisions of this Agreement, the Note, or the Guaranty.

8.4 All outstanding amounts due to Thompson National Properties, LLC or its Affiliates are paid out of the Loan proceeds or prior to Loan funding.

9. **Default**.

9.1 **Events of Default**. The occurrence of any of the following, whatever the reason therefor, shall constitute an "**Event of Default**":

(a) Borrower fails to make any payment of principal or interest under the Note within ten (10) days of when due, whether on the scheduled due date or upon acceleration, maturity or otherwise;

(b) Borrower fails to perform any other obligation hereunder (other than those described in other Sections of this **Section 9.1**), and such failure continues uncured for a period of fifteen (15) days after receipt of written notice that such obligation was not performed;

(c) Any default or event of default occurs under any of the Loan Documents which is not cured within any applicable cure period (if any) set forth therein;

(d) Borrower fails to perform any obligation (other than obligations described in subparagraphs (a) and (b), above, or otherwise set forth in any of the following subparagraphs of this **Section 9.1**) under any Loan Document within fifteen (15) days after receipt of written notice that such obligation was not performed;

(e) Any representation or warranty made by Borrower herein shall be incorrect in any material respect when made;

(f) SRT attempts to revoke or repudiate the Guaranty, or such Guarantor's obligations thereunder, in whole or in part;

(g) Borrower or SRT files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower, any Guarantor, Master Tenant or Senior Borrower, and such involuntary bankruptcy petition continues undismissed for a period of sixty (60) days after the filing thereof;

(h) Borrower or Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of Borrower or Guarantor, or all or substantially all of the other assets of Borrower and Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of Borrower or Guarantor or all or substantially all of the other assets of Borrower or Guarantor;

(i) Litigation is filed for (i) the payment of money involving more than $100,000 is entered against Borrower, or (ii) the payment of money is entered against a Guarantor involving the lesser of $1,000,000 or more or an amount which could reasonably be expected to prevent a Guarantor from performing Guarantor's obligations under the Guaranty, and Borrower or Guarantor fails to discharge the same, or causes it to be discharged or bonded off to Lender's satisfaction, within thirty (30) days from the date of the entry of such judgment;

(j) Unless the written consent of Lender is previously obtained, all or substantially all of the business assets of Borrower or Guarantor are sold; Borrower or Guarantor is dissolved; or there occurs any change in the form of business entity through which Borrower presently conducts its business or any merger or consolidation involving Borrower;

(k) Guarantor pays more than $8,000 in any month to any director of the Guarantor's board of directors for meeting fees;

(l) Strategic Retail Advisor, LLC, the advisor to Guarantor ("Advisor"), ceases to be the advisor under that certain Advisory Agreement between SRT Strategic Retail Advisor, LLC and Guarantor, unless terminated by the Advisor;

(m) Guarantor hires personnel directly from SRT, or its affiliates, without its consent; or

(n) Guarantor does not involved Anthony Thompson in any discussions regarding strategic or capital events such as changing its advisor, entering into joint venture arrangements, entering into fundraising initiatives.

9.2 Options and Remedies of Lender upon Borrower's Default. Upon the occurrence of any such Event of Default:

(a) Lender may declare the indebtedness evidenced by the Note and secured by the Loan Documents immediately due and payable; and

(b) Lender may pursue any and all rights and remedies provided for hereunder and in the Note and/or any of the other Loan Documents, or otherwise available at law or in equity.

(c) Interest will be charged at a default rate of interest of 18%.

10. Intentionally Deleted.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal as of the date first above written.

BORROWER:

SRT SRT WORKING CAPITAL HOLDINGS, LLC,
a Delaware limited liability company

By: SRT Strategic Retail Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By: SRT Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By: ______________________
Name: ______________________
Title: ______________________

LENDER:

Did Thompson and his affiliates really loan money to the REIT at 12-14% interest?

Fact:

Yes

In January 2012 in connection with the Morningside purchase Mr. Thompson arranged for the Company to borrow a combined $1,175,000 from Thompson National Properties, James Wolford (TNP's CFO) and Sharon Thompson (Mr. Thompson's wife) at a 12% interest rate.

In the second quarter of 2012 Mr. Thompson arranged for TNP 2008 Participating Notes Program to loan the Company $995,000 with a loan fee of $49,000 and a stated interest rate of 14%. (This is an investment program sold by Ron King and Centaurus).

In the third quarter of 2011 Mr. Thompson arranged a loan for $775,000 from a TNP affiliate at an interest rate of 14%

See actual Company SEC filings detailing these loans CLICK HERE

Has Glenborough loaned money to the Company?

Fact:

Yes, $500,000 at 7% to help restore the working capital TNP depleted.

See actual Company SEC filing detail this loan CLICK HERE

Why has the annual meeting been delayed?

Fact:

The delay is due to Thompson and TNP refusing to turn over all investor records (including broker and financial rep info) to the new transfer agent and to cooperate with the transmission of the data and subsequent audit of the data.

In May of 2013 the Board of Directors hired a new third party transfer agent for the Company. TNP Transfer Agent, LLC, a TNP affiliate refused to cooperate with the data transfer for months.

Finally, in August of 2013, after repeated attempts to get TNP to cooperate, the Company filed a lawsuit against Mr. Thompson and TNP Transfer Agent, LLC to compel them to cooperate with the new transfer agent and to provide them with full investor records and in the proper format.

After the lawsuit was filed TNP did provide some data, however, it was incomplete.

The Company is still waiting for further shareholder data.

The Company could hold the annual meeting and a shareholder vote without the transfer agent and the inspector of elections being in a position to certify a vote.

The Company anticipates holding its annual shareholder meeting in January 2014 if all data transfers are complete.

SEE ACTUAL COURT FILINGS

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

TNP STRATEGIC RETAIL TRUST, INC., a Maryland Real Estate Investment Trust, Plaintiff, v. **ANTHONY W. THOMPSON** and **TNP TRANSFER AGENT, LLC**, a Delaware Limited Liability Company, Defendants.	C.A. No. 8795-VCN

STIPULATED FINAL JUDGMENT

WHEREAS, Plaintiff TNP Strategic Retail Trust, Inc. (the "REIT") filed its Verified Complaint against defendants Anthony W. Thompson ("Thompson") and TNP Transfer Agent, LLC ("TNP Transfer Agent" and together with Thompson, "Defendants") on August 12, 2013 (Dkt No. 1);

WHEREAS, the Complaint alleges that Defendants breached fiduciary and contractual obligations by not cooperating in the transfer of Shareholder Information (as defined in the Complaint) to the REIT;

WHEREAS, Plaintiff filed a Motion to Expedite Proceedings on August 21, 2013 (Dkt. No. 6);

WHEREAS, the Court heard argument on the Motion to Expedite on September 6, 2013, granted the Motion and set the date for a hearing on the merits on October 4, 2013;

WHEREAS, on September 25, 2013, the Court postponed the hearing until November 26, 2013;

WHEREAS, on October 25, 2013, the Defendants filed their Answer to the Complaint and TNP Transfer Agent filed its Counterclaim against the REIT (Dkt. No. 14);

WHEREAS, the Counterclaim alleges that TNP Transfer Agent is owed compensation for services provided to the REIT;

WHEREAS, as of November 13, 2013, Defendants provided to the REIT all of the Shareholder Information it requested, except as set forth below; and

WHEREAS, the parties desire to avoid the cost and risk of litigation.

NOW, THEREFORE, subject to the approval of the Court, Plaintiff and Defendants stipulate to the entry of a final judgment as follows:

A. Thompson and TNP Transfer Agent are hereby mandatorily enjoined to cooperate in making the Shareholder Information available to Phoenix American Financial Services, Inc. (the "New Transfer Agent") in a reliable and usable form;

B. Thompson and TNP Transfer Agent are hereby barred from interfering in any way with a smooth transition to the New Transfer Agent;

C. Thompson and TNP Transfer Agent are hereby mandatorily enjoined as follows: (1) While the New Transfer Agent writes computer code to load the data into the computer program it uses and tests the resulting database, TNP Transfer Agent will continue to process transfer information that it receives from shareholders; and (2) Once the New Transfer Agent confirms that the computer code and resulting database are working correctly, TNP Transfer Agent will complete another data transfer, as of a future date specified by the New Transfer Agent, so that the database in the possession of the New Transfer Agent will be up-to-date. The data transfer shall include, for each shareholder, all of the information specified in Exhibit A hereto, plus validation totals;

D. The Counterclaim filed by TNP Transfer Agent is hereby dismissed with prejudice; and

E. The parties will bear their own fees, costs and expenses.

DATED: November 22, 2013

DLA PIPER LLP (US)

/s/ Scott B. Czerwonka
John L. Reed (I. D. No. 3023)
Scott B. Czerwonka (I. D. No. 4844)
919 N. Market Street, Suite 1500
Wilmington, DE 19801
(302) 468-5700
(302) 394-2341 (fax)
john.reed@dlapiper.com
scott.czerwonka@dlapiper.com

OF COUNSEL:

David Clarke, Jr.
DLA PIPER LLP (US)
500 Eighth Street, NW
Washington, DC 20004
(202) 799-4503
david.clarke@dlapiper.com

Attorneys for Plaintiff

COUSINS CHIPMAN & BROWN, LLP

/s/ Paul D. Brown
Paul D. Brown (No. 3903)
Joseph B. Cicero (No. 4388)
Stephanie S. Habelow (No. 5184)
The Nemours Building
1007 North Orange Street, Suite 1110
Wilmington, DE 19801
(302) 295-0191
(302) 295-0199 (fax)
brown@ccbllp.com
cicero@ccbllp.com
habelow@ccbllp.com

Attorneys for Defendants

SO ORDERED:

____
The Honorable John W. Noble
Vice Chancellor